                                                                 EXHIBIT 10(J)

                              CSI FUNDING, INC.,
                                  Transferor,


                            COMPUCOM SYSTEMS, INC.,
                                   Servicer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    Trustee

                      on behalf of the Certificateholders


                      COMPUCOM RECEIVABLES MASTER TRUST I


                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 7, 1999
                 as amended and restated as of August 20, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I

         DEFINITIONS...........................................................................................   1
         Section 1.01      Definitions.........................................................................   1
                           -----------
         Section 1.02      Other Definitional Provisions.......................................................   1
                           -----------------------------
         Section 1.03      Calculations and Payments...........................................................   2
                           -------------------------

ARTICLE II

         CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES...................................................   2
         Section 2.01      Conveyance of Receivables...........................................................   2
                           -------------------------
         Section 2.02      Declaration of Trust; Acceptance by Trustee.........................................   3
                           -------------------------------------------
         Section 2.03      Representations and Warranties of the Transferor Relating to the
                           ----------------------------------------------------------------
                           Transferor..........................................................................   3
                           ----------
         Section 2.04      Representations and Warranties of the Transferor Relating to the
                           ----------------------------------------------------------------
                           Agreement and any Supplement and the Receivables; Reassignment of
                           -----------------------------------------------------------------
                           Receivables.........................................................................   7
                           -----------
         Section 2.05      Covenants of the Transferor.........................................................  10
                           ---------------------------
         Section 2.06      Authentication of Certificates......................................................  14
                           ------------------------------

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF RECEIVABLES........................................................................................  15
         Section 3.01      Acceptance of Appointment and Other Matters Relating to the
                           -----------------------------------------------------------
                           Servicer............................................................................  15
                           --------
         Section 3.02      Servicing Compensation..............................................................  18
                           ----------------------
         Section 3.03      Representations, Warranties and Covenants of the Servicer...........................  19
                           ---------------------------------------------------------
         Section 3.04      Records and Reports for the Trustee.................................................  24
                           -----------------------------------
         Section 3.05      Annual Servicer's Certificate.......................................................  25
                           -----------------------------
         Section 3.06      Annual Independent Public Accountants' Servicing Report.............................  25
                           -------------------------------------------------------
         Section 3.07      Tax Treatment.......................................................................  26
                           -------------
         Section 3.08      Notices to Transferor...............................................................  27
                           ---------------------
         Section 3.09      Dilution Factors....................................................................  27
                           ----------------
         Section 3.10      Covenant to Maintain Privileges.....................................................  27
                           -------------------------------

ARTICLE IV

         RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
         AND APPLICATION OF COLLECTIONS.......................................................................   27
         Section 4.01      Rights of Certificateholders.......................................................   27
                           ----------------------------
         Section 4.02      Establishment of Collection Account................................................   28
                           -----------------------------------
         Section 4.03      Collections and Allocations........................................................   29
                           ---------------------------
         Section 4.04      Daily Allocations of Collections Allocated to a Series.............................   31
                           ------------------------------------------------------
         Section 4.05      Determination of Interest Distributable on Investor Certificates...................   31
                           ----------------------------------------------------------------
         Section 4.06      Determination of Principal Distributable on Investor Certificates..................   31
                           -----------------------------------------------------------------
         Section 4.07      Distributions from Series Collection Sub-subaccounts...............................   32
                           ----------------------------------------------------
         Section 4.08      Funds Unrelated to Receivables.....................................................   32
                           ------------------------------

ARTICLE V

         DISTRIBUTIONS AND REPORTS TO
         CERTIFICATEHOLDERS...................................................................................   32
         Section 5.01      Distributions......................................................................   32
                           -------------
         Section 5.02      Monthly Investor Certificateholders' Statement; Annual Tax
                           Statement..........................................................................   32
                           ---------

ARTICLE VI

         THE CERTIFICATES.....................................................................................   33
         Section 6.01      The Certificates...................................................................   33
                           ----------------
         Section 6.02      Authentication of Certificates.....................................................   34
                           ------------------------------
         Section 6.03      Registration of Transfer and Exchange of Certificates..............................   34
                           -----------------------------------------------------
         Section 6.04      Mutilated, Destroyed, Lost or Stolen Certificates..................................   36
                           -------------------------------------------------
         Section 6.05      Persons Deemed Owners..............................................................   36
                           ---------------------
         Section 6.06      Appointment of Paying Agent........................................................   37
                           ---------------------------
         Section 6.07      Access to List of Certificateholders' Names and Addresses..........................   37
                           ---------------------------------------------------------
         Section 6.08      Authenticating Agent...............................................................   38
                           --------------------
         Section 6.09      New Issuances......................................................................   39
                           -------------
         Section 6.10      Book-Entry Certificates............................................................   40
                           -----------------------
         Section 6.11      Notices to Clearing Agency.........................................................   41
                           --------------------------
         Section 6.12      Definitive Certificates............................................................   41
                           -----------------------
         Section 6.13      Letter of Representations..........................................................   42
                           -------------------------

ARTICLE VII

         OTHER MATTERS RELATING
         TO THE TRANSFEROR....................................................................................   42
         Section 7.01      Liability of the Transferor........................................................   42
                           ---------------------------
         Section 7.02      Merger or Consolidation of, or Assumption of the Obligations of,
                           ----------------------------------------------------------------
                           the Transferor........................................................................42
                           --------------

         Section 7.03      Limitation on Liability of the Transferor..........................................   43
                           -----------------------------------------

ARTICLE VIII

         OTHER MATTERS RELATING
         TO THE SERVICER......................................................................................   43
         Section 8.01      Liability of the Servicer..........................................................   43
                           -------------------------
         Section 8.02      Merger or Consolidation of, or Assumption of the Obligations of,
                           ----------------------------------------------------------------
                           the Servicer.......................................................................   43
                           ------------
         Section 8.03      Limitation on Liability of the Servicer and Others.................................   44
                           --------------------------------------------------
         Section 8.04      Servicer Indemnification of the Trust and the Trustee..............................   44
                           -----------------------------------------------------
         Section 8.05      The Servicer Not to Resign.........................................................   45
                           --------------------------
         Section 8.06      Access to Certain Documentation and Information Regarding the
                           -------------------------------------------------------------
                           Receivables........................................................................   45
                           -----------
         Section 8.07      Delegation of Duties...............................................................   46
                           --------------------
         Section 8.08      Examination of Records.............................................................   46
                           ----------------------
         Section 8.09      Successor Servicer Indemnification of Transferor...................................   46
                           ------------------------------------------------

ARTICLE IX

         EARLY AMORTIZATION EVENTS ...........................................................................   46
         Section 9.01      Early Amortization Events with Respect to Any Series...............................   46
                           ----------------------------------------------------
         Section 9.02      Additional Rights Upon the Occurrence of Certain Events............................   48
                           -------------------------------------------------------

ARTICLE X

         SERVICER DEFAULTS....................................................................................   49
         Section 10.01     Servicer Defaults..................................................................   49
                           -----------------
         Section 10.02     Trustee to Act; Appointment of Successor Servicer..................................   51
                           -------------------------------------------------
         Section 10.03     Notification to Certificateholders.................................................   53
                           ----------------------------------
         Section 10.04     Waiver of Past Defaults............................................................   53
                           -----------------------

ARTICLE XI

         THE TRUSTEE..........................................................................................   53
         Section 11.01     Duties of Trustee..................................................................   53
                           -----------------
         Section 11.02     Certain Matters Affecting the Trustee..............................................   55
                           -------------------------------------
         Section 11.03     Trustee Not Liable for Recitals in Certificates....................................   57
                           -----------------------------------------------
         Section 11.04     Trustee May Own Certificates, Etc..................................................   57
                           ----------------------------------
         Section 11.05     The Servicer to Pay Trustee's (and Paying Agent's) Fees and
                           -----------------------------------------------------------
                           Expenses...........................................................................   58
                           --------
         Section 11.06     Eligibility Requirements for Trustee...............................................   58
                           ------------------------------------
         Section 11.07     Resignation or Removal of Trustee..................................................   58
                           ---------------------------------

         Section 11.08     Successor Trustee..................................................................   59
                           -----------------
         Section 11.09     Merger or Consolidation of Trustee.................................................   60
                           ----------------------------------
         Section 11.10     Appointment of Co-Trustee or Separate Trustee......................................   60
                           ---------------------------------------------
         Section 11.11     Tax Returns........................................................................   61
                           -----------
         Section 11.12     Trustee May Enforce Claims Without Possession of Certificates......................   62
                           -------------------------------------------------------------
         Section 11.13     Suits for Enforcement..............................................................   62
                           ---------------------
         Section 11.14     Rights of Certificateholders to Direct Trustee.....................................   62
                           ----------------------------------------------
         Section 11.15     Representations and Warranties of Trustee..........................................   63
                           -----------------------------------------
         Section 11.16     Maintenance of Office or Agency....................................................   63
                           -------------------------------
         Section 11.17     Statements, Certificates and Reports...............................................   63
                           ------------------------------------

ARTICLE XII

         TERMINATION..........................................................................................   64
         Section 12.01     Termination of Trust...............................................................   64
                           --------------------
         Section 12.02     Optional Purchase and Series Termination Date of Investor Certificates
                           ----------------------------------------------------------------------
                           of any Series......................................................................   64
                           -------------
         Section 12.03     Final Payment......................................................................   65
                           -------------
         Section 12.04     Transferor's Termination Rights....................................................   66
                           -------------------------------

ARTICLE XIII

         MISCELLANEOUS PROVISIONS.............................................................................   67
         Section 13.01     Amendment..........................................................................   67
                           ---------
         Section 13.02     Protection of Right, Title and Interest of Trust...................................   68
                           ------------------------------------------------
         Section 13.03     Limitation on Rights of Certificateholders.........................................   69
                           ------------------------------------------
         Section 13.04     Governing Law......................................................................   70
                           -------------
         Section 13.05     Notices............................................................................   70
                           -------
         Section 13.06     Severability of Provisions.........................................................   70
                           --------------------------
         Section 13.07     Assignment.........................................................................   71
                           ----------
         Section 13.08     Certificates Nonassessable and Fully Paid..........................................   71
                           -----------------------------------------
         Section 13.09     Further Assurances.................................................................   71
                           ------------------
         Section 13.10     No Waiver; Cumulative Remedies.....................................................   71
                           ------------------------------
         Section 13.11     Counterparts.......................................................................   71
                           ------------
         Section 13.12     Third-Party Beneficiaries..........................................................   71
                           -------------------------
         Section 13.13     Actions by Certificateholders......................................................   71
                           -----------------------------
         Section 13.14     Merger and Integration.............................................................   72
                           ----------------------
         Section 13.15     Headings...........................................................................   72
                           --------
         Section 13.16     Enhancement Providers..............................................................   72
                           ---------------------
         Section 13.17     Schedules and Exhibits.............................................................   73
                           ----------------------
         Section 13.18     Assignment of Related Property.....................................................   73
                           ------------------------------
         Section 13.19     No Proceedings.....................................................................   73
                           --------------
         Section 13.20     Texas Limited Liability Company Act................................................   73
                           -----------------------------------

         Section 13.21 Rating Agencies......................................  73
                       ---------------

EXHIBITS
--------
Exhibit 3.01(i)    List of Post Office Boxes, Banks and Accounts
Exhibit 3.01(i)(D) Form of Lock-Box/Transfer Receipt Account Agreement
Exhibit 3.04(b)    Form of Daily Report
Exhibit 3.04(c)    Form of Settlement Statement
Exhibit 3.04(d)    List of Data Fields
Exhibit 3.05       Form of Annual Servicer's Certificate
Exhibit 4.02(c) Collection Account, Collection Master Subaccount and Transferor Collection Subaccount
Exhibit 6.01       Form of Transferor Certificate
Exhibit 6.03(d)    Form of Transferee Representation Letter

ANNEX
-----

Annex X            Definitions

         THIS POOLING AND SERVICING AGREEMENT, dated as of May 7, 1999 as amended and restated as of August 20, 1999, is by and among CSI FUNDING, INC., a Delaware corporation, as Transferor, COMPUCOM SYSTEMS, INC., a Delaware corporation, as Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Trustee.

         This Pooling and Servicing Agreement shall be applicable to the maintenance of the Trust and the governance of the Transferor Certificate and, upon the execution of any Supplement, shall apply also to the issuance of any Series of Certificates issued thereby.

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, for the benefit of the Certificateholders and for the benefit of any Enhancement Provider with respect to any Series to the extent provided herein:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. For all purposes of this Agreement, except as
                      -----------
otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Annex X which is
                                                    -------
incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         "Agreement" means this Pooling and Servicing Agreement as it may from
          ---------
time to time be amended, supplemented or otherwise modified in accordance with the terms hereof, including by any Supplement.

         Section 1.02  Other Definitional Provisions.
                       -----------------------------

         (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Annex X or
                                                                      -------
therwise  defined  herein,  and  accounting  terms partly defined in Annex X or
                                                                      -------
otherwise defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein or in Annex X are inconsistent with the meanings of such
                              -------
terms under GAAP, the definitions contained herein or in Annex X shall control.
                                                         -------

         (c) The agreements, representations and warranties of CompuCom in this Agreement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of CompuCom solely in such capacity.

         (d) The words "hereof," "herein" and "hereunder" and words of similar
                        ------    ------       ---------
import when used in this Agreement or any Supplement shall refer to such Supplement or this Agreement, as the case may be, as a whole and not to any particular provision of such Supplement or this Agreement, as the case may be; and Section, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, Schedules and Exhibits in or to this Agreement or such Supplement unless otherwise specified.

         (e) The word "including" (and with correlative meaning "include") means
                       ---------                                 -------
including without limiting the generality of any description preceding such term.

         Section 1.03 Calculations and Payments. Unless otherwise specified
                      -------------------------
herein, expressions of a time of day refer to such time in New York, New York. Except as otherwise specified in this Agreement or in a Supplement, amounts payable hereunder shall be paid in immediately available funds. Whenever any reference is made to an amount or time the determination or calculation of which is governed by this Section 1.03, the provisions of this Section 1.03 shall be
                    ------------                         ------------
applicable to such determination or calculation, whether or not reference is specifically made to this Section 1.03, unless some other method of
                          ------------
determination or calculation is expressly specified in the particular provision.


                                  ARTICLE II

              CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

         Section 2.01 Conveyance of Receivables. By execution of this Agreement
                      -------------------------
the Transferor does hereby assign, transfer and otherwise convey to the Trust from time to time, without recourse (except as specifically provided herein), and without any other formal or other written instrument of assignment, all of the Transferor's right, title and interest in, to and under (i) all Receivables existing on the date of execution hereof and all Receivables thereafter generated (but excluding Reconveyed Receivables), (ii) all Related Property,
(iii) all monies due or to become due with respect thereto and (iv) all Collections and other proceeds (as defined in the UCC) of any of the foregoing. Such property, together with (x) all monies relating to the Receivables on deposit in the Collection Account and any other Series Accounts and (y) the benefits of any Enhancements shall constitute the assets of the Trust (the "Trust Assets"). Notwithstanding anything to the contrary in this Agreement, the
 ------------
Trust Assets shall not include proceeds (as defined in the UCC) of returned inventory. The foregoing transfer, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trust, the Trustee, any Enhancement Provider or any Investor Certificateholder, of any obligation of CompuCom, the Transferor or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including any obligation to any Obligors or any Affiliate of or other Person to whom the Servicer may delegate servicing duties hereunder or insurers.

         In connection with such transfer, the Transferor agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) required to be filed with respect to the Receivables now existing and hereafter created and the other Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect the transfer and assignment of the Receivables and the other Trust Assets to the Trust. The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or make any other filings under the UCC in connection with such transfer.

         Section 2.02  Declaration of Trust; Acceptance by Trustee.
                       -------------------------------------------

         (a) In consideration of the premises and mutual covenants set forth herein, the Trustee hereby declares that it holds and will hold as trustee in trust under this Agreement all of its right, title and interest in, to and under, and hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in, to and under the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01; to have and
                                                     ------------
to hold such property unto the Trustee and its successors in trust under this Agreement; in trust nevertheless, under and subject to the terms and conditions set forth in this Agreement, for the benefit of all Certificateholders and Enhancement Providers.

         (b) It is intended by the Transferor that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of New York). The Transferor hereby grants to the Trustee on the terms and conditions of this Agreement a perfected first priority security interest in and against all of the Transferor's right, title and interest in the Receivables and the other Trust Assets, whether now owned or hereafter acquired, now existing or hereafter created and wherever located for the purpose of securing the rights of the Trustee for the benefit of the Certificateholders and Enhancement Providers under this Agreement.

         (c) The Trustee hereby agrees not to use any information it obtains pursuant to this Agreement for any purpose unrelated to this Agreement or to compete or assist any Person in competing with the Transferor or CompuCom in its business; provided, however, that the Trustee shall not be prohibited from
          --------  -------
acting as trustee or backup servicer in transactions similar in nature to transactions contemplated hereunder.

         Section 2.03 Representations and Warranties of the Transferor Relating
                      ---------------------------------------------------------
to the Transferor. The Transferor (x) hereby represents and warrants, as of the
-----------------
date of this Agreement and the Initial Closing Date and, with respect to any Series, as of the date of any Supplement and the related Closing Date, unless otherwise stated in such Supplement, and (y) shall be deemed to represent and warrant on each day that any Receivable is transferred to the Trust, that:

         (a)  Organization and Good Standing.  The Transferor is a corporation
              ------------------------------
duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under the Receivables Contribution and Sale Agreement, this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party, to execute and deliver to the Trustee pursuant hereto the Certificates, to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         (b)  Due Qualification. The Transferor is duly qualified to do business
              -----------------
and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Contract or any Receivable unenforceable by the Transferor or the Trust or has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c)  Due Authorization. The execution, delivery and performance of the
              -----------------
Receivables Contribution and Sale Agreement, this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement, the Receivables Contribution and Sale Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party, have been duly authorized by the Transferor by all necessary corporate action on the part of the Transferor.

         (d)  Binding Obligation. Each of the Receivables Contribution and Sale
              ------------------
Agreement, this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party constitutes (or will, when executed and delivered by the Transferor, constitute) the legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except
(x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (e)  No Conflicts. The execution, delivery and performance of this
              ------------
Agreement, each Supplement, the Certificates, the Receivables Contribution and Sale Agreement and each other Transaction Document to which it is, or is to be, a party, the performance of the transactions contemplated by this Agreement, each Supplement, the Receivables Contribution and Sale Agreement and each other Transaction Document to which it is, or is to be, a party and the fulfillment of the terms hereof and thereof by the Transferor, do not (i) contravene its Certificate of Incorporation or By-Laws, (ii) violate any provision of, or require any filing (except for the filings under the UCC required by this Agreement, each of which has been duly made and is in full force and effect), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect or which the failure to obtain or accomplish has not had, and could not reasonably be expected to have, a Material Adverse Effect, (iii) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Transferor is a party or by which it or its properties may be bound or affected except those as to which a consent or waiver has been obtained and is in full force and effect and an executed copy of which has been delivered to the Trustee or which breach or default has not had, and could not reasonably be expected to have, a Material Adverse Effect, or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Transferor other than as specifically contemplated by this Agreement or the Receivables Contribution and Sale Agreement.

     (f)  Taxes.  The Transferor has filed all tax returns (federal, state and
          -----
local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, provided, that the
                                                      --------
Transferor is maintaining adequate reserves with respect thereto in accordance with GAAP.

     (g)  No Proceedings. There are no proceedings or investigations pending or,
          --------------
to the best knowledge of the Transferor, threatened against the Transferor, before any Governmental Authority (i) asserting the invalidity of the Receivables Contribution and Sale Agreement, this Agreement, any Supplement, the Certificates or any other Transaction Document to which it is, or is to be, a party, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, any Supplement, the Certificates, the Receivable Contribution and Sale Agreement or any other Transaction Document to which it is, or is to be, a party, (iii) seeking any determination or ruling that has had, or could reasonably be expected to have, a Material Adverse Effect, or (iv) seeking to assert any tax liability against the Trust under the United States Federal or any state income tax systems.

     (h)  All Consents Required. All approvals, authorizations, consents, orders
          ---------------------
or other actions of any Person or of any Governmental Authority required to be obtained by the Transferor in connection with the execution and delivery by the Transferor of this Agreement, each Supplement, the Receivables Contribution and Sale Agreement, the Certificates and each other Transaction Document to which it is, or is to be, a party, the performance by the Transferor of the transactions contemplated by this Agreement, each Supplement, the Receivables Contribution and Sale Agreement and each other Transaction Document to which is, or it to be, a party, and the fulfillment by the Transferor of the terms hereof and thereof, have been obtained and are in full force and effect.

     (i)  Bona Fide Receivables.  Each Receivable classified as an "Eligible
          ---------------------
Receivable" by the Transferor or the Servicer in any document or report delivered hereunder satisfies the requirements of eligibility contained in the definition of Eligible Receivable.

     (j)  Place of Business. The principal place of business of the Transferor
          -----------------
and its chief executive office (as that term is used in the UCC) is in Dallas, Texas and the offices where the Transferor keeps its records concerning the Receivables and related Contracts are in Dallas, Texas, or such other location as chosen by the Transferor, provided that the Transferor has complied with
Section 2.05(d).
---------------

     (k)  Use of Proceeds. No proceeds of the issuance of any Certificate will
          ---------------
be used by the Transferor to acquire any security in a transaction that is subject to sections 13 and 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin security.

     (l)  Lock-Box Banks and Accounts.  The Lock-Box Banks are the only
          ---------------------------
institutions holding any accounts for the receipt of payments from Obligors in respect of Receivables (subject to such changes as may be made from time to time in accordance with Section 3.01(i)). All Obligors of the Receivables have been
                   ----------------
instructed by invoice to make payments only to the Post Office Boxes or the Wire Transfer Receipt Account and such instructions are in full force and effect.

     (m)  Early Amortization Event. As of the Initial Closing Date and each
          ------------------------
Closing Date, no Early Amortization Event, and no condition that with the giving of notice and/or the passage of time would constitute an Early Amortization Event (a "Prospective Early Amortization Event"), existed.
          ------------------------------------

     (n)  Not an Investment Company.  Neither the Transferor nor the Trust is an
          -------------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended, or the Transferor and the Trust are exempt from all provisions of such Act.

     (o)  ERISA. No Plan maintained by the Transferor or any of its ERISA
          -----
Affiliates has any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Internal Revenue Code), whether or not waived. The Transferor and each ERISA Affiliate of the Transferor has timely made all contributions required to be made by it to any Plan and Multiemployer Plan to which contributions are or have been required to be made during the preceding five years by the Transferor or such ERISA Affiliate, and no event requiring notice to the PBGC under Section 302(f) of ERISA has occurred and is continuing or could reasonably be expected to occur with respect to any such Plan, in any case, that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Transferor or the payment of any material amount to avoid such Lien. No Plan Event with respect to the Transferor or any of its ERISA Affiliates has occurred or could reasonably be expected to occur that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Transferor or the payment of any material amount to avoid such Lien.

     The representations and warranties set forth in this Section 2.03 shall
                                                          ------------
survive the transfer and assignment of the Receivables to the Trust, and termination of the rights and obligations of the Servicer pursuant to Section 10.01. Upon discovery by the Transferor, the
                         -------------
Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the others within three Business Days of such discovery.

     Section 2.04  Representations and Warranties of the Transferor Relating to
                   ------------------------------------------------------------
the Agreement and any Supplement and the Receivables; Reassignment of
---------------------------------------------------------------------
Receivables.
-----------

     (a)  Representations and Warranties. The Transferor (x) hereby represents
          ------------------------------
and warrants, as of the date of this Agreement and the Initial Closing Date with respect to the Receivables created on or prior to, and outstanding on, such dates, and (y) shall be deemed to represent and warrant on each day thereafter that any Receivable is transferred to the Trust with respect to the Receivable or Receivables transferred on such date, that:

          (i)    the Transferor is not insolvent;

          (ii) the Transferor is the legal and beneficial owner of all right, title and interest in and to each such Receivable, the Transferor has the full right to transfer the Receivables to the Trust and each such Receivable has been or will be transferred to the Trust free and clear of any Lien;

          (iii) all notices to or approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required to be obtained, effected or given in connection with the transfer of Trust Assets to the Trust have been duly obtained, effected or given and are in full force and effect, except where the failure to so obtain, effect or give has not had, and could not reasonably be expected to have, a Material Adverse Effect; and

          (iv) (A) the Transferor has indicated and will continue to indicate on its books and records (including any computer files) regarding such Receivables that the Receivables are the property of the Trust and shall maintain such records in a manner such that the Trust shall have a first priority perfected interest in the Receivables and the other Trust Assets. This Agreement either constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created and in the Related Property and all other Trust Assets, or constitutes a grant of a "security interest" (as defined in the UCC) in such property to the Trust as provided in
     Section 2.02(b), which, in the case of existing Receivables and the Related
     ---------------
     Property and all monies due or to become due with respect thereto and the proceeds thereof (other than proceeds (as such term is defined in the UCC) of returned inventory) , is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables and such other property hereafter created and the proceeds thereof (other than proceeds (as such term is defined in the UCC) of returned inventory) upon such creation. The Receivables Contribution and Sale

     Agreement constitutes a valid sale or contribution to the Transferor of all of the right, title and interest of CompuCom in and to the Receivables now existing or hereafter created and in the Related Property and all monies due or to become due with respect thereto (other than proceeds (as such term is defined in the UCC) of returned inventory) and all proceeds (as defined in the UCC) of each Receivable and the Related Property.

          (B)  Upon the filing of the financing statements described in Section
                                                                        -------
     2.01 and, in the case of the Receivables hereafter created and the proceeds
     ----
     thereof (other than proceeds (as such term is defined in the UCC) of returned inventory), upon the creation thereof, the Trust shall have a first priority perfected security interest (as such term is defined in the UCC) in such property free and clear of any Lien or interest of any Person, except as otherwise contemplated by this Agreement. Except as otherwise provided in this Agreement, neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Collection Account or any Series Account. Notwithstanding anything to the contrary in this Agreement, the Trust shall have no interest in, to and under proceeds (as defined in the UCC) of returned inventory relating to the Receivables.

     (b)  Notice of Breach. The representations and warranties set forth in this
          ----------------
Section 2.04 shall survive the transfer and assignment of the Trust Assets to
------------
the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 2.04, the Person discovering such breach shall give
                  ------------
written notice to the other parties hereto within three Business Days of such discovery.

     (c)  Transfer Upon Breach of Warranty. In the event of a breach with
          --------------------------------
respect to a Receivable of any of the representations and warranties set forth in Section 2.03(i) or 2.04(a) (other than Section 2.04(a)(iv)(A)), and (I) as a
   ---------------    -------             -----------------------
result thereof such Receivable is an Ineligible Receivable, and the exclusion of such Receivable from the Aggregate Eligible Unpaid Balance would cause the Aggregate Eligible Unpaid Balance to be less than the Aggregate Target Receivables Amount, or (II) such breach has a material adverse effect on the Investors' Interest of any Series in any Receivable, in each case as determined without regard to any Enhancement with respect to any Series, and such material adverse effect continues for 30 days after the earlier to occur of the discovery of such breach by the Transferor or the Servicer or receipt of written notice of such breach by the Transferor or the Servicer, then the Transferor shall cause such Receivable to be removed from the Trust (a "Reconveyed Receivable"),
                                                 ---------------------
without the need of any formal or other instrument of assignment, prior to the second Business Day next following (x) the day on which such Aggregate Target Deficiency Amount exists or (y) such 30th day, as the case may be, by making or causing to be made (on a pro rata basis based on their respective Target Deficiency Amounts (if any)) a deposit in the Series Principal Collection Sub-subaccount of each outstanding Series in immediately available funds in an aggregate amount equal to the Transfer Deposit Amount for such Reconveyed Receivable. Such deposit(s) shall be considered a payment in full of the Reconveyed Receivable during the Settlement Period to which such payment relates and shall be allocated in accordance with Section 4.03. Upon the
                                                          ------------
making of such a deposit in respect of a Reconveyed Receivable, the Trust shall automatically and without further action be deemed to transfer, assign and otherwise convey to or upon the order of the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Reconveyed Receivable, all Related Property and Collections with respect thereto and all proceeds thereof, and to release and terminate the security interest granted pursuant to Section 2.02 to the extent it covers such
                                      ------------
property, without the need of any formal or other instrument of assignment. On and after the date of such removal, any defined term herein or in any applicable Supplement, the definition of which assumes that such Receivable is not a Reconveyed Receivable, shall thereafter be computed on the basis of the assumption that such Receivable is no longer a Trust Asset. Notwithstanding anything to the contrary contained herein, the Trustee shall execute such documents and instruments of transfer or assignment and UCC termination statements as shall be prepared by the Transferor, and shall take such other actions as shall reasonably be requested by the Transferor, at the Transferor's expense, in connection with the conveyance of any Reconveyed Receivable pursuant to this Section. The obligation of the Transferor to make a deposit in respect of any Reconveyed Receivable as set forth in this Section shall constitute the sole remedy respecting any breach of the representations and warranties set forth in Section 2.03(i) or 2.04(a) (other than Section 2.04(a)(iv)(A)) with
         ---------------    -------             -----------------------
respect to such Receivable available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

     (d)  Reassignment of Trust Portfolio. In the event of a breach of any of
          -------------------------------
the representations and warranties set forth in Section 2.03(a), (b), (c), (d)
                                                ---------------  ---  ---  ---
or (e), or Section 2.04(a)(iv)(A), and the effect of such breach is materially
   ---     ----------------------
adverse to the interests of the Certificateholders of all Series (without regard to any Enhancement with respect to any Series), any Control Party, by notice then given in writing to the Transferor (with a copy thereof to the Rating Agencies) (and to the Trustee and the Servicer if given by the Certificateholders), may direct the Transferor to make the payment described in the next sentence on or prior to the first Payment Date next succeeding 30 days after receipt by the Transferor of such notice, or within such longer period as may be specified in such notice, and the Transferor shall be obligated to make such payment or cause such payment to be made on such Payment Date on the terms and conditions set forth below; provided, however, that no such payment shall be
                                --------  -------
required to be made if, at such Payment Date, the representations and warranties set forth in Section 2.03(a), (b), (c), (d), (e), and Section 2.04(a)(iv)(A),
             ---------------  ---  ---  ---  ---      ----------------------
shall be true and correct in all material respects as if made on such date. The Transferor shall deposit in the Collection Master Subaccount on the date permitted by the notice described in the preceding sentence an amount equal to the sum of (w) the Aggregate Adjusted Invested Amount at the end of the day on the Record Date preceding the date such deposit is to be made, less (x) (without
                                                               ----
duplication) the aggregate principal amount on deposit in any subaccounts or sub-subaccounts of the Collection Account, plus (y) (without duplication) an
                                           ----
amount equal to interest at the applicable Certificate Rate accrued but unpaid on the Investor Certificates of each Series through such Record Date and (z) all amounts then due and payable to any Enhancement Provider for each outstanding Series under the applicable Enhancement Agreement. Notwithstanding anything to the contrary in this Agreement, the entire amount deposited in the Collection Master Subaccount pursuant to the preceding sentence shall be distributed to the Certificateholders on such Payment Date pursuant to Section 12.03 and to any Enhancement Provider for each outstanding
            -------------
Series, as applicable. Payment of such deposit amount into the Collection Master Subaccount in immediately available funds shall otherwise be considered a payment in full of all of the Receivables. The obligation of the Transferor to make the payment specified in this Section 2.04(d) shall constitute the sole
                                   ---------------
remedy available to any of the Enhancement Providers, the Certificateholders or the Trustee on behalf of the Certificateholders for a breach of the representations and warranties contained in Section 2.03(a), (b), (c), (d), (e)
                                            ---------------  ---  ---  ---  ---
or Section 2.04(a)(iv)(A).
   ----------------------

     Section 2.05  Covenants of the Transferor.
                   ---------------------------

     During the term of this Agreement, and until (i) the Aggregate Invested Amount is reduced to zero, (ii) the Investor Certificateholders shall have received all accrued interest and all accrued discount on the applicable Certificates, (iii) all amounts owed by the Transferor pursuant to this Agreement have been paid and (iv) all commitments of the Investor Certificateholders (if any) to provide funding have terminated, the Transferor covenants and agrees as follows:

          (a)  Compliance with Laws, etc. The Transferor shall duly satisfy all
               -------------------------
     obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to properly purchase and convey the Receivables and other Trust Assets and will comply in all material respects with all Requirements of Law applicable to it.

          (b)  Preservation of Corporate Existence. The Transferor (i) shall
               -----------------------------------
     preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and (ii) shall qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied, have a Material Adverse Effect.

          (c)  Audits. At any time and from time to time during the Transferor's
               ------
     regular business hours, on reasonable prior notice (unless an Early Amortization Event has occurred, in which case no notice shall be required) and for a purpose reasonably related to this Agreement, the Transferor shall, in response to any request of the Trustee or any Enhancement Provider, permit such Person, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Transferor relating to the Receivables, the Related Property and the related Contracts and (ii) to visit the offices and properties of the Transferor for the purpose of examining such materials and to discuss matters relating to the Receivables or the Transferor's performance hereunder with any of the officers or employees of the Transferor having knowledge thereof. Any such examination or visit made pursuant to this Section 2.05(c)
                      ---------------
     shall be at the cost and expense of the party or parties making such examination or visit except as otherwise provided in any Enhancement Agreement and except as set forth in any Supplement.

          (d)  Continuous Perfection; Computer Records. The Transferor shall not
               ---------------------------------------
     change its name, identity or structure in any manner which might make any financing or continuation statement filed hereunder misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Transferor shall have given the Trustee at least 90 days' prior written notice thereof and shall have taken all action 60 days prior to making such change (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Transferor shall not change its chief executive office or change the location of its principal records concerning the Receivables, the Related Property or the Collections from the locations specified in Section 2.03(j)
                                                                 ---------------
     unless it has given the Trustee at least 30 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Trustee in the Receivables and the other Trust Assets to continue to be perfected with the priority required by this Agreement. The Transferor will at all times maintain its principal executive office and any other office at which it maintains records relating to the Receivables and the Related Property within the United States of America. The Transferor will at all times, at its expense, indicate on its books and records (including any computer files) that all Receivables and Related Property have been transferred to the Trust pursuant to this Agreement.

          (e)  Extension or Amendment of Receivables. Provided no Early
               -------------------------------------
     Amortization Event shall have occurred and be continuing, and subject to
     Section 3.09, the Transferor shall only extend, amend or otherwise modify
     ------------
     the terms of any Receivable, or amend, modify or waive any term or condition of any Contracts related thereto, or permit the Servicer to do any of the foregoing, in accordance with the Credit and Collection Policy.

          (f)  Reports. The Transferor shall furnish to the Trustee and to each
               -------
     Rating Agency as soon as possible and in any event within two Business Days after the occurrence of each Early Amortization Event or the Transferor's knowledge of a Prospective Early Amortization Event, the statement of one of the officers of the Transferor primarily responsible for administering the transactions contemplated by this Agreement setting forth the details of such Early Amortization Event or Prospective Early Amortization Event and the action taken, or which the Transferor proposes to take, with respect thereto.

          (g)  Certain Documentation.  The Transferor shall cause the Servicer
               ---------------------
     to maintain custody for the account of the Trust (to the extent of its interest therein) of any document evidencing or securing a Receivable and the related Contract.

          (h)  Assessments. The Transferor will promptly pay and discharge all
               -----------
     taxes, assessments, levies and other governmental charges imposed on it which may adversely affect any of the Receivables or the Trust's rights with respect thereto, or that otherwise could reasonably be expected to have a Material Adverse Effect.

          (i)  Further Action. The Transferor shall, from time to time, execute
               --------------
     and deliver to the Trustee any instruments, financing or continuation statements or other writings reasonably necessary or desirable to maintain the perfection or priority of the Trustee's ownership or security interest in the Receivables, the Related Property, the Collections and the other Trust Assets under the UCC or other applicable law. The Transferor shall, at the direction of the Servicer or the Trustee, from time to time, execute and deliver to the Obligors on the Receivables any bills, statements and letters or other writings necessary to carry out the terms and provisions of this Agreement and to facilitate the collection of the Receivables.

          (j)  Additional Indebtedness. The Transferor shall not create, incur,
               -----------------------
     assume or suffer to exist any indebtedness (including any guaranty) or expense (whether or not accounted for as a liability) except (i) indebtedness hereunder, under the Receivables Contribution and Sale Agreement or under the Investor Certificates, (ii) other expenses incurred in the ordinary course of business, provided that in the case of any such
                                         --------
     indebtedness or expense, the Person to whom such indebtedness or expense will be owing has delivered to the Transferor an undertaking that it will not institute against, or join any other Person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after all Investor Certificates are paid in full; provided, further, that
                                             --------  -------
     notwithstanding anything to the contrary in this Agreement, the obligations of the Transferor to the Certificateholders or any Enhancement Provider shall be payable solely from the Trust Assets in accordance herewith and that the Certificateholders and each Enhancement Provider shall not look to any other property or assets of the Transferor in respect of such obligations, and such obligations shall not constitute a claim against the Transferor in the event that the Trust Assets are insufficient to pay in full such obligations.

          (k)  No Transfer. The Transferor agrees that, except as contemplated
               -----------
     by this Agreement and the Receivables Contribution and Sale Agreement, it
     (i) shall not sell, assign, pledge, convey or otherwise transfer any Receivable (other than Reconveyed Receivables) or any interest therein or any other Trust Asset, (ii) shall not grant, create, incur, or suffer to exist any Lien on any Receivable or any interest therein or any other Trust Asset, (iii) shall notify the Trustee and each Enhancement Provider immediately upon becoming aware of any such Lien, and (iv) shall defend the interest of the Trust in the Receivables and other Trust Assets against all claims of other Persons claiming through the Transferor.

          (l)  No Other Business.  The Transferor agrees to engage in no
               -----------------
     business other than the business contemplated hereunder and under the Receivables Contribution and Sale Agreement, and activities necessary or incidental thereto.

          (m)  Enforcement. The Transferor agrees to take all action necessary
               -----------
     and appropriate to enforce its rights and claims under the Receivables Contribution and Sale Agreement. If, upon notice from the Trustee, the Transferor does not take such necessary and appropriate action, then, at the direction of any Control Party, the Trustee shall take such action.

          (n)  Separate Business. The Transferor will not permit its assets to
               -----------------
     be commingled with those of CompuCom or any Affiliate of CompuCom, the Transferor shall maintain separate corporate records and books of account from those of CompuCom and its Affiliates, and the Transferor shall conduct its business from an office separate from that of CompuCom. The Transferor will conduct its business solely in its own name and will cause CompuCom and its Affiliates to not conduct their business in the name of the Transferor so as not to mislead others as to the identity of the entity with which those others are concerned. The Transferor will provide for its own operating expenses and liabilities from its own funds, except that the organizational expenses of the Transferor may be paid by CompuCom. Except as contemplated by the purchase agreement, placement agency agreement or underwriting agreement (or similar agreement) in respect of any Series among the Transferor, CompuCom, and any initial purchaser, placement agent, underwriters or any similar party referred to therein, the Transferor will not hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of CompuCom or any of its Affiliates, and the Transferor shall cause CompuCom and its Affiliates not to hold themselves out, or permit themselves to be held out, as having agreed to pay, or as being liable for, the debts of the Transferor. The Transferor will maintain an arm's length relationship with CompuCom and its Affiliates with respect to any transactions between the Transferor, on the one hand, and CompuCom or its Affiliates, on the other.

          (o)  Corporate Documents; Other Corporate Matters. The Transferor
               --------------------------------------------
     shall not amend its Certificate of Incorporation or alter, amend or repeal its Bylaws without the prior consent of the Requisite Holders and satisfaction of the Rating Agency Condition. The Transferor shall not perform the management or servicing of receivables. The Transferor's board of directors will take into account the interests of the creditors of the Transferor when taking any actions with respect to the Transferor.

          (p)  ERISA.  The Transferor shall promptly give the Trustee and each
               -----
     Enhancement Provider notice of the following events, as soon as possible and in any event within 30 days after the Transferor or any of its ERISA Affiliates knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan to which the Transferor or any of its ERISA Affiliates contributed, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan to which the Transferor or any of its ERISA Affiliates contributes or to which contributions have been required to be made by the Transferor or such ERISA Affiliate during the preceding five years or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Transferor or any of its ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any such Plan or Multiemployer Plan.

          (q)  Receivables Contribution and Sale Agreement Notices, Waivers,
               -------------------------------------------------------------
     Etc. The Transferor shall promptly give the Trustee copies of any notices,
     ---
     reports or certificates given or delivered to the Transferor under the Receivables Contribution and Sale Agreement.

          (r)  Issuance of Capital Stock, etc.  The Transferor shall not (i)
               -------------------------------
     issue any capital stock (except to CompuCom) or (ii) create any Subsidiary. The Transferor shall not pay any dividends to CompuCom if such payment would be prohibited under the General Corporation Law of the State of Delaware, would result in an Early Amortization Event or would cause the Transferor's tangible net worth to be less than the Required Net Worth.

     Section 2.06  Authentication of Certificates. Pursuant to the request of
                   ------------------------------
the Transferor, the Trustee has caused Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.02.
                                                                 ------------


                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                                OF RECEIVABLES

     Section 3.01  Acceptance of Appointment and Other Matters Relating to the
                   -----------------------------------------------------------
Servicer.
--------

     (a) CompuCom agrees to act, and is hereby appointed by the Trustee and the Transferor to act, as the Servicer under this Agreement, and all Certificateholders, including the Transferor, by their acceptance of the Certificates consent to CompuCom acting as Servicer. The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with all Requirements of Law and in accordance with its customary and usual servicing procedures for servicing receivables owned by it and comparable to the Receivables (and in no event in accordance with lesser standards than would be employed by a prudent institution in servicing comparable receivables for its own account) and in accordance with the Credit and Collection Policy, and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to
Section 10.01, the Servicer is hereby authorized and empowered (i) to instruct
-------------
the Trustee to make withdrawals and payments from the Collection Account and any Series Account as set forth in this Agreement or any Supplement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with all Requirements of Law, to commence enforcement proceedings with respect to such Receivable, and (iii) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws.

     (b) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other receivables of the same type.

     (c) The Servicer shall maintain fidelity bond coverage or coverage under one or more umbrella policies insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of Receivables covering such actions and in an amount equal to $10,000,000.

     (d)   Subject to the rights retained by the Trustee pursuant to Section
                                                                     -------
10.01, each of the Transferor and the Trustee hereby appoints the Servicer to
-----
enforce its respective rights and interest in and under the Receivables, the related Contracts and the Related Property. CompuCom shall hold in trust and, if CompuCom is not the Servicer, CompuCom shall promptly deliver to the Successor Servicer, and the Successor Servicer shall hold in trust, for the Transferor and the Trustee in accordance with their respective interests, any and all documents, instruments and records (including computer tapes or disks) that evidence or relate to Receivables.

     (e) Provided no Early Amortization Event shall have occurred and be continuing, subject to Section 3.09, the Servicer may, in accordance with the
                       ------------
Credit and Collection Policy and at the direction of the Transferor, extend, amend or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract relating thereto. The Servicer may not make any change to the Credit and Collection Policy (including changes in respect of credit approval criteria, extensions of payment terms, and aging and write-off policies), unless the Rating Agency Condition is satisfied.

     (f) Except as otherwise required by law, Dilution Factors and Collections shall be applied to the Receivables to which they relate.

     (g)  The Servicer shall provide all reports and documentation required by
Section 3.04.
------------

     (h) In the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of any court of competent jurisdiction ordering that the Transferor not transfer any additional Receivables to the Trust) then, in any such event, (A) the Servicer agrees to allocate and pay to the Trust, after the date of such inability, all Collections with respect to Receivables transferred to the Trust prior to the occurrence of such event; and (B) the Servicer agrees to have such amounts applied as Collections in accordance with Section 4.03. For
                                                               ------------
the purpose of the immediately preceding sentence of this Section 3.01(h), the
                                                          ---------------
Servicer shall treat the first received Collections with respect to the Receivables as allocable to the Trust for the benefit of all Certificateholders until the Trust shall have been allocated and paid Collections in an amount sufficient to pay the aggregate amount of Receivables in the Trust as of the date of occurrence of such event.

     (i) (A) Invoices sent to Obligors in respect of the Receivables will instruct the Obligors to send payments thereon by mail to the Post Office Boxes or by wire transfer to the wire transfer receipt account identified on Exhibit
                                                                       -------
3.01(i) (such wire transfer receipt account, together with any other wire
-------
transfer receipt account permitted hereunder, being referred to collectively as the "Wire Transfer Receipt Account"). Exhibit 3.01(i) hereto lists (x) post
     -----------------------------    ---------------
office boxes which Obligors are directed to send payments in respect of Receivables (such post office boxes, together with any other post office boxes permitted hereunder, being referred to collectively as the "Post Office Boxes"),
                                                            -----------------
(y) banks (such banks, together with any other bank holding a Lock-Box Account in accordance with the terms hereof, being referred to collectively as the "Lock-Box Banks") which remove checks representing Collections from the Post
 --------------
Office Boxes and deposit the same in deposit accounts maintained at such banks in the name of the Transferor (the "Lock-Box Accounts"), and (z) the banks at
                                    -----------------
which the Wire Transfer Receipt Account is maintained (such banks, together with any other bank holding the Wire Transfer Receipt Account, being referred to collectively as the "Wire Transfer Receipt Account Bank"). All Collections on
                     ----------------------------------
Receivables transmitted by Obligors to the Post Office Boxes rather than directly to the Servicer or to the Wire Transfer Receipt Account will, pending remittance to the Concentration Account, be held for the benefit of the Trust and are and shall be transferred to the Concentration Account (or the Collection Master Subaccount, if applicable) not later than the Business Day on which funds are available following receipt thereof.

     (B)  The Transferor maintains at the bank identified in Exhibit 3.01(i)
                                                             ---------------
(such bank, together with any other bank holding the Concentration Account in accordance with the terms hereof, being referred to collectively as the "Concentration Account Bank") a deposit account
 --------------------------

(the "Concentration Account") identified in Exhibit 3.01(i) into which funds
      ---------------------                 ---------------
available for withdrawal from the Lock-Box Accounts are deposited on a daily basis. Any payments on the Receivables made by Obligors directly to the Servicer or to the Wire Transfer Receipt Account shall be deposited in the Concentration Account not later than the Business Day following the date on which funds are available. All Collections in the Concentration Account shall be held for the benefit of the Trust and applied in accordance with Article IV.
                                                    ----------

     (C) The Servicer agrees that it will not change the foregoing method of collection or its related instructions to Obligors except in accordance with this Agreement.

     (D) The Transferor has entered into letter agreements with each Lock-Box Bank. Pursuant to such agreements and this Agreement, upon the occurrence and during the continuance of an Early Amortization Event or a Servicer Default, the Trustee at the direction of any Control Party shall have the right to change the name in which such Lock-Box Accounts and Post Office Boxes are maintained and assume control over amounts deposited in such Lock-Box Accounts and Post Office Boxes by sending a specified form of notice (a "Lock-Box Notice") to the Lock-
                                                ---------------
Box Bank (and, if necessary, to the applicable Post Office branch), and to direct that such amounts be remitted directly to the Collection Master Subaccount. Each such letter agreement (as well as letter agreements entered into with new Lock-Box Banks pursuant to Section 3.01(i)(E)) shall be in
                                         ------------------
substantially the form of Exhibit 3.01(i)(D), and the Transferor may amend,
                          ------------------
supplement, restate or otherwise modify such letter agreements from time to time with the prior written consent of each Control Party (each such letter agreement, as amended, supplemented, restated or otherwise modified from time to time, shall be referred to herein as a "Lock-Box Agreement").
                                        ------------------

     The Transferor has entered into a letter agreement with the Wire Transfer Receipt Account Bank. Pursuant to such agreement and this Agreement, upon the occurrence and during the continuance of an Early Amortization Event or a Servicer Default, the Trustee at the direction of any Control Party shall have the right to change the name in which the Wire Transfer Receipt Account is maintained and assume control over amounts deposited in the Wire Transfer Receipt Account by sending a specified form of notice to the Wire Transfer Receipt Account Bank, and to direct that such amounts be remitted directly to the Collection Master Subaccount. Each such letter agreement (as well as letter agreements entered into with new Wire Transfer Receipt Account Banks pursuant to
Section 3.01(i)(E)) shall be in substantially the form of Exhibit 3.01(i)(D),
------------------                                        ------------------
and the Transferor may amend, supplement, restate or otherwise modify such letter agreements from time to time with the prior written consent of each Control Party (each such letter agreement, as amended, supplemented, restated or otherwise modified from time to time, shall be referred to herein as a "Wire
                                                                        ----
Transfer Receipt Account Agreement").
----------------------------------

     (E) The Transferor may add or terminate any bank as a Lock-Box Bank, Wire Transfer Receipt Account Bank or Concentration Account Bank from those listed in
Exhibit 3.01(i) hereto, or make any change in its instructions to Obligors
---------------
regarding payments of Collections, including in respect of Post Office Boxes (so long as an Obligor remains instructed to make such payments to the Wire Transfer Receipt Account or a post office box to which a Lock-Box Bank party to a Lock-Box Agreement has access), but in each case only (i) upon 30 days' prior written notice from the Servicer to the Trustee, the Transferor and any Enhancement Provider for each outstanding Series and (ii) so long as no Early Amortization Event or Servicer Default shall have occurred and be continuing. The Servicer shall give notice to the Trustee of the name and address of each new Lock-Box Bank, Wire Transfer Receipt Account Bank and Concentration Account Bank, which notice shall identify the related Lock-Box Account, Wire Transfer Receipt Account, Concentration Account and Post Office Box, as the case may be. The Transferor shall enter into a Lock-Box Agreement with each new Lock-Box Bank and a Wire Transfer Receipt Account Agreement with each new Wire Transfer Receipt Account Bank, and shall deliver to the Trustee and any Enhancement Provider for each outstanding Series a copy of the executed Lock-Box Agreement or Wire Transfer Receipt Account Agreement, as the case may be, prior to instructing any Obligors to make payment to such new Lock-Box Bank or Wire Transfer Receipt Account Bank.

     Section 3.02  Servicing Compensation.
                   ----------------------

     (a) As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee prior to the termination of the Trust pursuant to Section 12.01 (the "Servicing Fee"),
                                         -------------       -------------
payable on the dates specified in the applicable Supplement, equal to the product of (i) one-twelfth, (ii) the weighted average Servicing Fee Percentage (based upon the Servicing Fee Percentage for each Series and the Invested Amount thereof), and (iii) the daily average Aggregate Unpaid Balance of Receivables in the Trust with respect to the related Accrual Period. The share of the Servicing Fee allocable to each Series with respect to any date of payment generally shall be equal to the product of (i) one-twelfth, (ii) the applicable Servicing Fee Percentage for such Series and (iii) the Invested Amount of such Series as of the date of determination for such payment as specified in the applicable Supplement. The remainder of the Servicing Fee, which shall be allocable to the Transferor as Holder of the Transferor Certificate, shall be paid by the Transferor from Collections allocated to the Transferor's Interest, and in no event shall the Trust, the Trustee, any Enhancement Provider or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Transferor. Any Servicing Fees shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment as provided in, Article IV and each Supplement.
             ----------

     (b)  In the event a Successor Servicer is appointed pursuant to Section
                                                                     -------
10.02, the Servicing Fee Percentage with respect to each Series with respect to
-----
such Successor Servicer shall be equal to the Servicing Fee Percentage with respect to such Series in effect immediately prior to the appointment of such Successor Servicer or, if higher, the current market rate for servicing receivables similar in nature to the Receivables; provided, however, that the
                                                  --------  -------
servicing fees attributable to CompuCom as Servicer and to another Person as Successor Servicer may be bifurcated and distributed in the manner provided in the related Supplement.

     (c) The Servicer's expenses include expenses related to enforcement of the Receivables, the amounts due to the Trustee pursuant to Section 11.05, the
                                                        -------------
reasonable fees and disbursements of independent accountants, the amounts due to the Lock-Box Banks and the Wire Transfer Receipt Account Banks, all other expenses incurred by the Servicer in connection with its activities hereunder, and all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the
                                           --------
Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. In the event that the Servicer fails to pay the amounts due to the Trustee pursuant to
Section 11.05, the Trustee shall be entitled to deduct and receive such amounts
-------------
from the Servicing Fee, prior to the payment thereof to the Servicer. The Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

     Section 3.03  Representations, Warranties and Covenants of the Servicer.
                   ---------------------------------------------------------
CompuCom as initial Servicer, and any Successor Servicer by its appointment hereunder, hereby represents, warrants and covenants (except that no representation, warranty or covenant is made by any Successor Servicer with respect to paragraphs (l) and (t) below), in the case of the initial Servicer,
           --------------     ---
as of the date of this Agreement and the Initial Closing Date and, with respect to any Series as of the date of any Supplement and the related Closing Date, and in the case of any Successor Servicer, as of the date of its appointment:

            (a)    Organization and Good Standing. The Servicer is a corporation
                   ------------------------------
     duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power as a corporation organized under the laws of its state of incorporation and authority granted by its board of directors, any committees thereof and otherwise granted or permitted by applicable law to execute, deliver and perform its obligations under this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party, and has the legal right to execute, deliver and perform its obligations under this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party and to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

            (b)    Due Qualification. The Servicer is duly qualified to do
                   -----------------
     business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in Texas and in each jurisdiction in which the failure to be so qualified, to be in good standing or to obtain such license or approval has had, or could reasonably be expected to have, a Material Adverse Effect.

            (c)    Due Authorization. The execution, delivery and performance of
                   -----------------
     this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party, and the consummation of the transactions provided in this Agreement, each

     Supplement and each other Transaction Document to which it is, or is to be, a party, have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

            (d)    Binding Obligation. Each of this Agreement, each Supplement
                   ------------------
     and each other Transaction Document to which it is, or is to be, a party constitutes (or will, when executed and delivered by the Servicer, constitute) legal, valid and binding obligations of the Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and, with respect to any Successor Servicer which is a national banking association, the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

            (e)    No Violation. The execution and delivery of this Agreement,
                   ------------
     each Supplement and each other Transaction Document to which it is, or is to be, a party by the Servicer, and the performance of the transactions contemplated by this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or require any consent, approval or registration under, any Requirement of Law applicable to the Servicer or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

            (f)    No Proceeding. There are no proceedings or investigations,
                   -------------
     pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement or any other Transaction Document, or (ii) seeking any determination or ruling that has had, or could reasonably be expected to have, a Material Adverse Effect.

            (g)    Compliance with Requirements of Law. The Servicer shall (i)
                   -----------------------------------
     duly satisfy all material obligations on its part to be fulfilled under or in connection with the Receivables and the Related Property; (ii) maintain in effect all qualifications to do business required under Requirements of Law in order to service properly the Receivables and the Related Property; and (iii) comply in all material respects with all Requirements of Law applicable to the Receivables and in connection with servicing the Receivables and the Related Property the failure to comply with which has had, or could reasonably be expected to have, a Material Adverse Effect.

            (h)    No Rescission or Cancellation. The Servicer shall not permit
                   -----------------------------
     any rescission or cancellation of a Receivable or a Contract except (i) as ordered by a court of competent jurisdiction or other Governmental Authority or otherwise required by a Requirement of Law or (ii) in the ordinary course of its business in accordance with the Credit and Collection Policy.

            (i)    Year 2000 Problem. The Servicer (a) has reviewed the areas
                   -----------------
     within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the Year 2000 Problem and (b) has made appropriate inquiries as to the effect the Year 2000 Problem will have on its material suppliers and customers. Based on such review, program and inquiries, the Servicer reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

            (j)    All Consents Required. All approvals, authorizations,
                   ---------------------
     consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Servicer of this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party, the performance by the Servicer of the transactions contemplated by this Agreement, each Supplement and each other Transaction Document to which it is, or is to be, a party and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained or have been completed and are in full force and effect, except for those approvals, authorizations, consents, orders or other actions the failure to obtain or accomplish has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            (k)    Credit and Collection Policy. The Servicer, (i) except as
                   ----------------------------
     otherwise permitted in Section 3.01(e) and subject to Section 3.09, shall
                            ---------------                ------------
     not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, in any manner which would have a material adverse effect on the interests of the Certificateholders (without regard to any Enhancement) or any Enhancement Provider or the Trust, including extending the due dates, or impairing the collectibility of the Receivables and (ii) shall comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

            (l)    No Change in Ability to Service. With respect to the initial
                   -------------------------------
     Servicer only, since the Initial Closing Date there has been no material adverse change in the ability of the Servicer to service and collect the Receivables and the Related Property.

            (m)    Modification of Systems. The Servicer agrees, promptly after
                   -----------------------
     the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to provide the Servicer's services as

     Servicer or to make any calculations or reports hereunder, to give notice of any such replacement or modification to the Trustee.

            (n)    Business Days. No later than January 1 of each year, the
                   -------------
     Servicer shall furnish the Trustee with a list of days other than Saturday and Sunday on which the office of the Servicer listed in Section 13.05
                                                              -------------
     shall be closed during the immediately succeeding year, except that with respect to the calendar year 1999, the Servicer shall furnish such list to the Trustee on or before the Initial Closing Date.

            (o)    Keeping of Records and Books of Account. The Servicer shall
                   ---------------------------------------
     maintain and implement administrative and operating procedures (including the ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, computer records and other information, reasonably necessary or advisable for the collection of all the Receivables and the Related Property. Such documents, books and computer records shall reflect all facts giving rise to the Receivables and the Related Property, all payments and credits with respect thereto, and the computer records shall indicate the contribution and sale of Receivables by the Seller to the Transferor, by the Transferor to the Trust, and, in all cases, the interests of the Trust in the Receivables.

            (p)    Performance and Compliance with Contracts. The Servicer shall
                   -----------------------------------------
     or, if CompuCom is no longer the Servicer, CompuCom shall timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

            (q)    No Servicer Default. No Servicer Default has occurred and is
                   -------------------
     continuing.

            (r)    No Early Amortization Event. No Early Amortization Event has
                   ---------------------------
     occurred and is continuing.

            (s)    No Lien. None of the Lock-Box Accounts, the Wire Transfer
                   -------
     Receipt Account or the Concentration Account is subject to any Lien except for (i) rights of the banks holding such accounts under the applicable agreements (including the Lock-Box Agreements), and (ii) the rights of the Trustee under any Lock-Box Agreement or Wire Transfer Receipt Account Agreement.

            (t)    Financial Condition. The consolidated balance sheets of
                   -------------------
     CompuCom and its consolidated Subsidiaries as at December 31, 1998, and the related statements of earnings, shareholders' equity and cash flows of CompuCom and its consolidated Subsidiaries for the fiscal year then ended, certified by KPMG, LLP, fairly present the consolidated financial condition, business and operations of CompuCom and its consolidated Subsidiaries as at such dates and the consolidated results of the operations of

     CompuCom and its consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied.

            (u)    Accurate Reports. No Settlement Statement or Daily Report or
                   ----------------
     other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of the Servicer to the Trustee, in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

     In the event there is any breach of any of the representations, warranties or covenants of the Servicer contained in Section 3.03(g), (h), (k) or (p) with
                                          ---------------  ---  ---    ---
respect to any Receivable and as a result thereof, such Receivable has been charged off as uncollectible or the proceeds of any such Receivable are not available to the Trust, then upon the expiration of 30 days from the earlier to occur of the discovery of any such event by the Servicer or receipt by the Servicer of written notice of such event given by the Trustee (such notice to be given within three Business Days of the discovery thereof by a Responsible Officer of the Trustee), the Servicer shall accept the transfer of all the Receivables as to which such event relates on the terms and conditions set forth below; provided, however, that no such removal shall be required to be made with
       --------  -------
respect to a Receivable if, within such 30-day period, such representations, warranties or covenants with respect to such Receivable shall be true and correct, or shall have been complied with, in all material respects. The Servicer shall accept the transfer of a Receivable and the Related Property and all monies due or to become due with respect thereto by making or causing to be made a deposit into the Concentration Account (or Collection Master Subaccount, if applicable) in immediately available funds on or prior to the Determination Date following the Settlement Period during which such obligation arises in an amount equal to the Transfer Deposit Amount for such Receivables, which deposit shall be allocated in accordance with Section 4.03. Upon each such transfer of a
                                      ------------
Receivable to the Servicer, the Trustee shall automatically and without further action be deemed to transfer, assign and otherwise convey to or upon the order of the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, the Related Property and all monies due or to become due with respect thereto and all proceeds thereof, and to release and terminate the security interest granted pursuant to Section
                                                                       -------
2.02(b) to the extent it covers such property; and such Receivable shall be
-------
treated by the Trustee as collected in full as of the Settlement Period to which such Transfer Deposit Amount relates. The Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Servicer, and shall take such other actions as shall be reasonably requested by the Servicer, at the Servicer's expense, to effect the conveyance of any Receivable pursuant to this Section. The obligation of the Servicer to accept the transfer of any such Receivables, the Related Property and all monies due or to become due shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in Section 3.03(g), (h), (k)
                                                       ---------------  ---  ---
or (p) available to Certificateholders or the Trustee on behalf of
   ---
Certificateholders.

     Section 3.04  Records and Reports for the Trustee.
                   -----------------------------------

     (a)   Daily Records. Upon reasonable prior notice by the Trustee, the
           -------------
Servicer shall make available at an office of the Servicer selected by the Servicer for inspection by the Trustee on a Business Day during the Servicer's normal business hours a record setting forth (i) the Collections on each Receivable and (ii) the amount of Receivables for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables may be specifically identified and, upon reasonable prior request of the Trustee, shall make available to the Trustee at an office of the Servicer selected by the Servicer on any Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.

     (b)   Daily Report.
           ------------

           (i) On each Business Day, the Servicer shall prepare, or, if CompuCom is not the Servicer, CompuCom shall cooperate with the Successor Servicer in preparing, a completed Daily Report (which shall include directions regarding allocation of Collections as described in Article IV
                                                                    ----------
     of this Agreement).

           (ii) The Servicer shall deliver to the Trustee the Daily Report by 12:00 noon (New York City time) on each Business Day with respect to activity in the Receivables for the prior Business Day.

           (iii) Upon discovery of any error or receipt of notice of any error in any Daily Report, the Servicer, the Transferor and the Trustee shall arrange to confer and shall agree upon any adjustments necessary to correct any such errors. Until correction of such error, the Servicer or the Trustee, as the case may be, shall retain all Collections (or such lesser amount as the Trustee and the Servicer shall agree to be necessary to cover any error) in the Collection Account. Unless the Trustee has received actual notice of any error in a Daily Report, the Trustee may rely on such Daily Report for all purposes hereunder.

     (c)   Settlement Statement. On each Determination Date, the Servicer shall,
           --------------------
or if CompuCom is not the Servicer, the Successor Servicer shall with information provided by CompuCom prior to 10:00 a.m. (New York City time) on such day, deliver to the Trustee, the Paying Agent, each Enhancement Provider and the Rating Agencies the Settlement Statement for the related Settlement Period.

     (d) On each Determination Date, the Servicer shall deliver to the Trustee a computer tape or disk, in form and substance satisfactory to the Trustee, containing the information and data fields set forth on the attached Exhibit 3.04(d) (the "Monthly Tape"). In addition, the Trustee may request the delivery
              ------------
of such Monthly Tape on an interim basis. The Trustee shall have no obligation to verify the contents of any Monthly Tape it receives.

     Section 3.05  Annual Servicer's Certificate. The Servicer will deliver to
                   -----------------------------
the Trustee and each Enhancement Provider on or before April 30 of each calendar year, beginning with April 30, 2000, an Officer's Certificate substantially in the form of Exhibit 3.05 (or such other form as reasonably requested by any
            ------------
Agent under any Series Supplement) stating that (a) a review of the activities of the Servicer during the preceding fiscal year of the Servicer and of its performance under this Agreement and each Supplement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has in all material respects fully performed or has caused to be fully performed all of its obligations under this Agreement and each Supplement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 3.06  Annual Independent Public Accountants' Servicing Report.
                   -------------------------------------------------------

     (a) On or before April 30 of each calendar year, beginning with April 30, 2000, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (which report shall cover the period from December 31 of the prior calendar year to and including December 31 of the current calendar year) to the Trustee, each Enhancement Provider and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer and reviewed certain documents and records relating to the servicing of Receivables with respect to the Servicer's compliance with the terms and conditions set forth in Sections 3.04, 3.05, 4.02, 4.03, 4.04, 4.06,
                                  -------------  ----  ----  ----  ----  ----
4.07 and 12.01 of this Agreement (including any Supplement amending or
----     -----
superseding those Sections with respect to a Series), which report shall include all findings of such accountants.

     (b) On or before April 30 of each calendar year, beginning with April 30, 2000, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor), or other Person acceptable to each Control Party, to furnish a report to the Trustee and each Enhancement Provider to the effect that they have compared the mathematical calculations of each amount set forth in the Settlement Statements forwarded by the Servicer pursuant to Section 3.04(c)
                                                            ---------------
during the period covered by such report (which shall be the period from December 31 of the prior calendar year to and including December 31 of the current calendar year) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants have found that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. The Servicer shall promptly forward a copy of such report to each Rating Agency.

     (c) In the event such independent public accountants require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 3.06, the Servicer shall direct
                                         ------------
the Trustee, in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     Section 3.07  Tax Treatment. The Transferor has entered into this
                   -------------
Agreement, and the Investor Certificates have been (or will be) issued, with the intention that such Investor Certificates will qualify under applicable tax law as indebtedness of the Transferor, secured by the Receivables. The Transferor, the Servicer, each Investor Certificateholder by acceptance of its Investor Certificate and each Certificate Owner by acquiring an interest in an Investor Certificate agrees to treat, and to take no action inconsistent with the treatment of, the Investor Certificates (or beneficial interest therein) as indebtedness of the Transferor, for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income. In accordance with the foregoing, the Transferor agrees that it will report its income for such federal, state, and local income or franchise taxes, or for purposes of any other taxes on or measured by income, on the basis that it is the owner of the Receivables. Each Investor Certificateholder and each Holder of the Transferor Certificate, by acceptance of its Certificate, and each Certificate Owner, by acquisition of a beneficial interest in an Investor Certificate, agree to be bound by the provisions of this Section 3.07. Nothing
                                                         ------------
contained in the foregoing or elsewhere in this Agreement shall, however, be deemed to prohibit the Transferor from making any election that may in the future be available to it under the Internal Revenue Code to have the Trust or any Series treated as a "financial asset securitization investment trust" (or similar entity), so long as prior to the effectiveness of that election the Transferor delivers to the Trustee an Opinion of Counsel to the effect that the election (a) will not cause the Trust to be classified, for Federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (b) will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder.

     Section 3.08  Notices to Transferor. The Servicer shall deliver or make
                   ---------------------
available to the Transferor each certificate and report required to be prepared, forwarded or delivered pursuant to Sections 3.04, 3.05 and 3.06.
                                   -------------  ----     ----

     Section 3.09  Dilution Factors. If the Unpaid Balance of any Eligible
                   ----------------
Receivable is adjusted by the Servicer for any Dilution Factors (which Dilution Factors shall only be determined in accordance with the Credit and Collection Policy), the Aggregate Eligible Unpaid Balance with respect to the Business Day following the Business Day on which such adjustment takes place will be reduced by the amount of the adjustment. In the event that such adjustment would cause the Aggregate Eligible Unpaid Balance to be less than the Aggregate Target Receivables Amount, the Transferor shall make or cause to be made by the close of business on the Business Day following the day on which such adjustment occurs a deposit in immediately available funds, (on a pro rata basis based on the respective Target Deficiency Amounts of each Series, if any), in an aggregate amount equal to such deficiency into the Series Principal Collection Sub-subaccount for each outstanding Series (such deposit being referred to as a "Dilution Factor Payment").
 -----------------------

     Section 3.10  Covenant to Maintain Privileges. The Servicer shall maintain
                   -------------------------------
all of its rights, powers and privileges material to the collectibility of the Receivables.


                                  ARTICLE IV

                  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                        AND APPLICATION OF COLLECTIONS

     Section 4.01  Rights of Certificateholders. Each Series shall evidence an
                   ----------------------------
interest in the Trust Assets representing the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be
                                                                ----------
deposited in the Collection Account or Series Accounts or paid to or on behalf of the Investor Certificateholders (such interest for each Series, collectively, the "Investors' Interest"). The Transferor Certificate shall represent the
     -------------------
remaining interest in the Trust Assets, including the right to receive Collections and other amounts at the times and in the amounts specified in this
Article IV to be paid to or on behalf of the Holder of the Transferor
----------
Certificate (the "Transferor's Interest"); provided, however, that such
                  ---------------------    --------  -------
certificate shall not represent any interest in the Collection Account (except to the extent provided in this Agreement) and neither the Transferor nor the Servicer shall have the right to withdraw funds from the Collection Account or to receive funds on deposit therein except as and when provided by this Agreement.

     Section 4.02  Establishment of Collection Account.
                   -----------------------------------

     (a)   The Collection Account. The Trustee, for the benefit of
           ----------------------
Certificateholders and the Enhancement Providers (if any), shall establish and maintain or shall cause to be established and maintained with an Eligible Institution in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "Collection Account"), bearing a designation clearly
                    ------------------
indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Enhancement Providers (if any). The Collection Account (and any subaccounts and sub-subaccounts thereof) shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders and the Enhancement Providers (if any). If, at any time, the institution holding the Collection Account (and any subaccounts and sub-subaccounts thereof) ceases to be an Eligible Institution, the Trustee shall within 10 Business Days of a Responsible Officer learning of such event establish a new Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collection Account (and any subaccounts and sub-subaccounts thereof) except to the extent provided in this Agreement. Pursuant to the authority granted to the Servicer pursuant to Section 3.01(a), the Servicer shall have the revocable
                         ---------------
power to instruct the Trustee to make withdrawals and payments from the Collection Account (and any subaccounts and sub-subaccounts thereof) for the purposes of carrying out the Servicer's, and, where applicable, the Trustee's duties hereunder. The Trustee shall divide the Collection Account into subaccounts and sub-subaccounts. The first of such subaccounts shall be a subaccount established for the benefit of Certificateholders of all Series (the "Collection Master Subaccount"). The
                                       ----------------------------
Trustee shall also establish individual subaccounts of the Collection Account for each outstanding Series (each, respectively, a "Series Collection
                                                    -----------------
Subaccount" and, collectively, the "Series Collection Subaccounts") and for the
----------                          -----------------------------
Transferor (the "Transferor Collection Subaccount"). For administrative purposes
                 --------------------------------
only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an outstanding Series, sub-subaccounts of the Series Collection Subaccount with respect to such Series (respectively, the "Series
                                                                      ------
Principal Collection Sub-subaccount" and "Series Non-Principal Collection Sub-
-----------------------------------       ------------------------------------
subaccount"). The Trustee may also establish for each Series any additional
----------
Series Collection Sub-subaccounts which are set forth in the related Supplement.

     (b)   Administration of the Collection Account. Funds on deposit in the
           ----------------------------------------
Collection Account (and any subaccounts or sub-subaccounts thereof) shall, at the direction of the Servicer, be invested by the Trustee in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available on or before the Payment Date next following the date of the Trust's investment therein (other than investment earnings and amounts deposited pursuant to Article XII, which
                                                           -----------
shall at the direction of the Servicer be invested by the Trustee in Eligible Investments that will mature on or before the Business Day next following the date of the Trust's investment therein). All interest and investment earnings (net of losses and investment expenses) ("Investment Earnings") on funds in the
                                          -------------------
Collection Account (and any subaccounts or sub-subaccounts thereof) shall be paid by the Trustee to the Transferor on each Payment Date, unless an Early Amortization Event shall have occurred and be continuing, in which event such Investment Earnings shall be retained in the Collection Account and be treated as Collections. Any request by the Servicer to invest funds on deposit in the Collection Account (and any subaccounts or sub-subaccounts thereof) shall be in writing and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. If the Trustee does not receive written direction from the Servicer, any such amounts on deposit shall be invested in investments of the type described in clause (iv) of the definition of Eligible Investments. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of
                         ----------
purchase thereof until maturity. The Servicer will have the revocable power to instruct the Trustee to make withdrawals and payments from the Collection Account (and any subaccounts or sub-subaccounts thereof) for the purpose of carrying out the Servicer's or the Trustee's duties under this Agreement. Neither the Transferor nor the Servicer shall deposit any of their funds in the Collection Account (and any subaccounts or sub-subaccounts thereof) at any time except for funds unconditionally required to be paid on account of the purchase price of Certificates or Receivables pursuant to this Agreement or as specified in any Supplement.

     (c)   Identification of Collection Account, the Collection Master
           -----------------------------------------------------------
Subaccount and the Transferor Collection Subaccount. Exhibit 4.02(c) identifies
---------------------------------------------------  ---------------
the Collection Account, the Collection Master Subaccount and the Transferor Collection Subaccount by setting forth the account number of each such account, the account designation of each such account and the name and location of the institution with which each such account has been established. Each Supplement shall identify the Series Collection Subaccounts and Series Collection Sub-subaccounts for the related Series.

     Section 4.03  Collections and Allocations.
                   ---------------------------

     (a)  Collections and Transfers. (i) The Servicer will allocate, pay or
          -------------------------
deposit all Collections with respect to the Receivables for each Business Day as described in this Article IV. Except as provided in any Supplement with respect
                  ----------
to any Series, no later than the Business Day following the receipt of any Collections, the Servicer shall deposit such Collections into the Concentration Account (or Collection Master Subaccount, if applicable) and shall allocate and transfer such Collections as indicated below.

     (ii) On each Business Day (each such Business Day, a "Deposit Date") the
                                                           ------------
Servicer (or the Trustee, in accordance with written directions from the Servicer) shall allocate and transfer from Collections on deposit in the form of available funds in the Concentration Account (or Collection Master Subaccount, if applicable): (a) to the respective Series Collection Subaccount of each outstanding Series, (A) during the Revolving Period of such Series, an amount equal to the lesser of (1) the product of (x) the Invested Percentage for such Series and (y) such Collections and (2) the sum of the Accrued Expense Amount, any Miscellaneous Deficiency and Expense Amount and any Target Deficiency Amount with respect to such Series for such Business Day and (B) during the Amortization Period or the Early Amortization Period of such Series, the lesser of (1) the product of (x) the Invested Percentage for such Series and (y) such Collections and (2) the sum of the Accrued Expense Amount, any Miscellaneous Deficiency and Expense Amount and the Controlled Amortization Amount or the Target Receivables Amount, as applicable, with respect to such Series for such Business Day, and (b) to the Transferor Collection Subaccount (or, at the election of the Transferor by notice to the Servicer and the Trustee, to the Series Principal Collection Sub-subaccount of another Series) the remaining funds, if any, on deposit in the Concentration Account (or Collection Master Subaccount, if applicable) on such date after giving effect to transfers to be made pursuant to clause (a) of this subsection (a)(ii). If the amount
                 ----------         ------------------
transferred under this subsection (a)(ii) to the Series Collection Subaccounts
                       ------------------
is less than the amount required to be so transferred under this subsection
                                                                 ----------
(a)(ii), any funds on deposit in the Concentration Account (or Collection Master
-------
Subaccount, if applicable) shall be allocated by the Trustee (in accordance with the written directions received pursuant to Section 3.04 above) pro rata to each
                                            ------------
outstanding Series based on their respective Invested Percentages in an aggregate amount not to exceed the amount of such deficiency and the funds so allocated shall be transferred to the respective Series Collection Subaccounts.

     (b)   Certain Allocations Following an Early Amortization Event. (i) If, on
           ---------------------------------------------------------
any Determination Date, an Early Amortization Event has occurred and is continuing with respect to any outstanding Series and at such Determination Date a Revolving Period is still in effect with respect to any other outstanding Series (a "Special Allocation Determination Date"), then the Servicer shall make
           -------------------------------------
the following calculations:

           (A) determine the amount (the "Allocable Charged-Off Amount") equal
                                          ----------------------------
     to the excess, if any, of (I) the aggregate Unpaid Balance of all Receivables that became Writeoffs during the related Settlement Period over
     (II) the aggregate amount of Recoveries received during the related Settlement Period; or

           (B) determine the amount (the "Allocable Recoveries Amount") equal to
                                          ---------------------------
     the excess, if any, of (I) the aggregate amount of Recoveries received during the related Settlement Period over (II) the aggregate Unpaid Balance of Receivables that became Writeoffs during the related Settlement Period.

     (ii) If, on any Special Allocation Determination Date, any of the Allocable Charged-Off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions received pursuant to Section 3.04 above) make (A) a pro rata
                                        ------------
allocation to each outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive
                                       ------------
amount and (B) an allocation to the Transferor Certificate of the remaining portion of each such positive amount.

     (iii) With respect to each portion of the Allocable Charged-Off Amount and the Allocable Recoveries Amount which is allocated to an outstanding Series pursuant to this Section 4.03(b), the Trustee shall apply each such amount to
                 ---------------
such Series in accordance with the related Supplement for such Series.


     (c)   Allocations for the Transferor Certificate. On each Business Day,
           ------------------------------------------
after making all allocations required pursuant to Section 4.03(a), the Trustee
                                                  ---------------
shall (in accordance with the written direction of the Servicer) transfer to the Transferor the amounts on deposit in the Transferor Collection Subaccount.

     (d)   Allocation and Application of Funds. Pursuant to Section 3.04, the
           -----------------------------------              ------------
Servicer shall direct the Trustee in writing to apply all Collections with respect to the Receivables as described in this Article IV and in the Supplement
                                                ----------
with respect to each outstanding Series. The Servicer shall direct the Trustee in writing to pay Collections to the Transferor to the extent such Collections are transferred to the Transferor Collection Subaccount and as otherwise provided in Article IV. Notwithstanding anything in this Agreement or any
            ----------
Supplement to the contrary, to the extent that the Trustee receives any Daily Report prior to 12:00 noon, New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

     Section 4.04  Daily Allocations of Collections Allocated to a Series. Daily
                   ------------------------------------------------------
allocations of the portion of Collections allocated to the Series Collection Subaccount of each Series shall be made in the manner set forth in the related Supplement.

     Section 4.05  Determination of Interest Distributable on Investor
                   ---------------------------------------------------
Certificates. The determination of the amount of interest distributable with
------------
respect to the Investor Certificates of any Series shall be made in the manner set forth in the related Supplement.

     Section 4.06  Determination of Principal Distributable on Investor
                   ----------------------------------------------------
Certificates. The determination of the amount of principal distributable with
------------
respect to the Investor Certificates of any Series shall be made in the manner set forth in the related Supplement.

     Section 4.07  Distributions from Series Collection Sub-subaccounts. The
                   ----------------------------------------------------
distribution of amounts on deposit in the Series Collection Sub-subaccounts of any Series shall be made in the manner set forth in the related Supplement.

     Section 4.08  Funds Unrelated to Receivables. In the event that the Trustee
                   ------------------------------
shall have received amounts in respect of payments made by any Person on an obligation of a customer of CompuCom or other obligation which has not been transferred to the Trust, the Trustee shall, as soon as practicable and as instructed in the most recently delivered Daily Report or Settlement Statement, forward such amounts, in the manner specified in writing by CompuCom, to CompuCom or such other Person as CompuCom designates and, pending the forwarding of such amounts, hold such amounts in trust for CompuCom or such other Person designated by CompuCom. The Trustee will, if requested in writing by CompuCom, acknowledge and confirm the foregoing to any Person designated by CompuCom.


                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO
                              CERTIFICATEHOLDERS

     Section 5.01  Distributions. On each Payment Date, the Paying Agent shall
                   -------------
distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee on the preceding Determination Date pursuant to Section
                                                                        -------
3.04(c)) to each Investor Certificateholder of any Series on the preceding
-------
Record Date (other than as provided in Section 2.04(d) or in Section 12.03(b)
                                       ---------------       ----------------
hereof respecting a final distribution) such Investor Certificateholder's pro
                                                                          ---
rata share (based on the aggregate Undivided Interests represented by Investor
----
Certificates of such Series held by such Investor Certificateholder) of amounts on deposit in the Collection Account (or other applicable Series Accounts specified in the applicable Supplement) as are payable to the

Investor Certificateholders of such Series pursuant to Article IV. Such
                                                       ----------
distribution shall be made by check mailed to each Certificateholder or, if so stated in any Supplement, by wire transfer to each Certificateholder so qualified as stated therein, except that to the extent that Investor Certificates of a Series are registered in the name of Cede & Co., the nominee registrar for The Depository Trust Company, such distribution to Investor Certificateholders shall be made in immediately available funds to The Depository Trust Company. All payments on account of principal and interest to Certificateholders of any Series shall be made from amounts on deposit in the Collection Account or other applicable Series Accounts specified in the applicable Supplement.

     Section 5.02  Monthly Investor Certificateholders' Statement; Annual Tax
                   ----------------------------------------------------------
                   Statement.
                   ---------

     (a) On each Payment Date, the Paying Agent shall forward to each Investor Certificateholder of each Series the Settlement Statement received by the Paying Agent pursuant to Section 3.04(c).
                  ---------------

     (b) On or before January 31 of each calendar year, beginning with calendar year 2000, the Servicer shall deliver to the Paying Agent, which shall thereupon furnish to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the regular monthly report to Investor Certificateholders as set forth in Section 5.02(a), aggregated for
                                               ---------------
such calendar year or the applicable portion thereof during which such person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Servicer deems necessary or desirable to enable the Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to this Agreement or pursuant to any requirements of the Code as from time to time in effect. Upon the written request of any Investor Certificateholder, the Trustee shall provide such Investor Certificateholder with information necessary for such Investor Certificateholder to complete its federal tax returns with respect to its investment in the Certificates issued hereunder.


                                  ARTICLE VI

                               THE CERTIFICATES

     Section 6.01  The Certificates. The Investor Certificates of each Series
                   ----------------
shall be substantially in the form attached as an exhibit to the applicable Supplement, and the Transferor Certificate shall be substantially in the form of
Exhibit 6.01 hereto, and shall, upon issuance pursuant hereto or to Section
------------                                                        -------
6.09, be executed and delivered by the Transferor to the Trustee for
----
authentication and redelivery as provided in Section 6.02. Investor Certificates
                                             ------------
shall be issued in the minimum denominations or commitment amounts or commitment percentages indicated in the related Supplement. The Transferor Certificate shall be issued in one certificate to the Transferor. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its Chairman of the Board, its President, its Vice Chairman of the Board or any Vice President. Certificates bearing the signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02  Authentication of Certificates. Contemporaneously with the
                   ------------------------------
initial assignment and transfer of the Receivables, whether now existing or hereafter created and the other components of the Trust to the Trust, the Trustee shall authenticate and deliver the Transferor Certificate to the Transferor and, upon the execution of any Supplement and the satisfaction of the conditions provided in Section 6.09, shall authenticate and deliver the Series
                       ------------
of Investor Certificates to be issued thereunder as provided in Section 6.09.
                                                                ------------
The Certificates of each Series shall be duly authenticated by or on behalf of the Trustee as provided for herein and in the applicable Supplement, (x) in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series or (y) in authorized maximum commitment amounts or commitment percentages, in each case as specified in such Supplement. As provided in any Supplement, Investor Certificates of any Series may be issued and sold pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption therefrom, and may be delivered in book-entry form as provided in Sections 6.11 through 6.12. Further, if any such Series is sold pursuant to an
-------------         ----
exemption from registration under the Securities Act pursuant to Section 4(2) of the Securities Act or its substantial equivalent (the "Private Placement
                                                       -----------------
Exemption") as stated in the applicable Supplement, the Certificates of such
---------
Series may only be transferred as provided in Section 6.03(d).
                                              ---------------

     Section 6.03  Registration of Transfer and Exchange of Certificates.
                   -----------------------------------------------------

     (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") a register (the "Certificate Register") in
 ----------------------------                    --------------------
which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of each Series of the Investor Certificates and the Transferor Certificate and of transfers and exchanges of such Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering each Series of Investor Certificates and of registering transfers and exchanges of the Investor Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Transferor and the Servicer; provided, however, that such resignation
                                    --------  -------
shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Servicer has appointed a successor Transfer Agent and Registrar acceptable to the Transferor. The Trustee shall register the Transferor Certificate in the name of the Transferor.

     Upon surrender for registration of transfer of any Investor Certificate of a Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more Investor Certificates of such Series in authorized denominations (or commitment percentages or commitment amounts) evidencing the same aggregate Undivided Interests; provided, however, that any Investor
                                    --------  -------
Certificate of any Series sold pursuant to the Private Placement Exemption shall satisfy the conditions provided in Section 6.03(d) prior to such registration of
                                   ---------------
transfer.

     At the option of an Investor Certificateholder, Investor Certificates of a Series may be exchanged for one or more Investor Certificates of such Series of authorized denominations evidencing the same aggregate Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. Whenever any Investor Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and deliver, the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form reasonably satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or its attorney duly authorized in writing.

     No service charge shall be imposed for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

     All Investor Certificates surrendered for registration of transfer or exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee or retained by the Trustee in accordance with its standard retention policy.

     (b) Neither the Transferor Certificate nor any interest represented thereby shall be sold, transferred, assigned, exchanged, pledged or otherwise conveyed.

     (c) The Transfer Agent and Registrar will maintain at its expense in Minneapolis, Minnesota, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.

     (d) Unless otherwise specified in the related Supplement, until such time as the Trustee shall receive an Officer's Certificate of the Transferor certifying that a Series of Investor Certificates has been registered under the Securities Act and qualified under all applicable state securities laws, neither the Trustee nor the Transfer Agent and Registrar shall register a transfer of any Investor Certificates of such Series or any interest therein unless such transfer is to be made in a transaction that does not require such registration or qualification. Unless otherwise specified in the related Supplement, until such time as such Series of Investor Certificates shall be registered pursuant to a registration statement filed under the Securities Act, such Series of Investor Certificates shall bear a legend to the effect set forth in the preceding sentence. Unless otherwise specified in the related Supplement, in the event that registration of a transfer is to be made in reliance upon an exemption of the transfer from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act and the Investment Company Act of 1940, as amended, the transferee to deliver to the Trustee and the Transferor an Opinion of Counsel reasonably satisfactory to the Transferor and the Trustee that such transfer may be made pursuant to an exemption from the Securities Act and applicable state securities laws and would not subject the Trust to the registration requirements of the Investment Company Act of 1940, as amended. Any such Opinion of Counsel shall be obtained at the expense of the prospective transferor or transferee, and not at the expense of the Trustee or the Transferor, and shall be delivered to the Trustee and the Transferor prior to or contemporaneously with any such transfer. Neither the Transferor nor the Trustee shall be obligated to register any Series of Investor Certificates under any state securities laws or under the Securities Act or to take any other action not otherwise required under this Agreement to permit the transfer of such Series without registration.

     Notwithstanding anything to the contrary contained herein, in no event shall an Investor Certificate of any Series be transferred to a Benefit Plan, unless permitted pursuant to the related Supplement. Each Holder of an Investor Certificate of any such Series, by its acceptance thereof, represents and warrants that it is not a Benefit Plan and is not acquiring or holding its Investor Certificates by, with or on behalf of plan assets of any Benefit Plan, unless permitted pursuant to the related Supplement. By acquiring any interest in an Investor Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans and are not acquiring such interest by, with or on behalf of plan assets of any Benefit Plan, unless permitted pursuant to the related Supplement.

     In connection with any transfer of an Investor Certificate, unless otherwise specified in the related Supplement, each transferee shall execute and deliver to the Trustee a representation letter substantially in the form of
Exhibit 6.03(d).
---------------

    Section 6.04 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
                 -------------------------------------------------
mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any such Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest, if applicable. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the
                                           ------------
Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute
                                                  ------------
complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.05 Persons Deemed Owners. Prior to due presentation of a
                  ---------------------
Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all
                                                   ------------
other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the
                            --------  -------
holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Transferor, the Servicer or an affiliate (as defined above) thereof.

     Section 6.06 Appointment of Paying Agent. The Paying Agent shall be the
                  ---------------------------
Trustee or shall (i) have a rating by Moody's of at least P-1 or satisfy the Rating Agency Condition and (ii) have a rating by Standard & Poor's of at least A-1 or satisfy the Rating Agency Condition and (iii) be approved by the Servicer, and shall be a depositary institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia. The Paying Agent shall make distributions to Certificateholders from the Collection Account and Series Accounts as contemplated by Section 5.01. Any
                                                              ------------
Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making distributions referred to above. The Trustee may revoke such power and remove any Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee, the Servicer and the Transferor; provided, however, that such resignation shall not be
                    --------  -------
effective and the Paying Agent shall continue to perform its duties until the Trustee has appointed, and such appointment has been accepted by, a successor Paying Agent. The Trustee shall cause the resigning Paying Agent and each successor Paying Agent to execute and deliver to the Trustee an instrument in which such resigning or successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such resigning or successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificate holders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02 and 11.03 shall apply to the Paying Agent in its role as
--------------  -----     -----
Paying Agent.

     Section 6.07 Access to List of Certificateholders' Names and Addresses. The
                  ---------------------------------------------------------
Trustee shall furnish or instruct the Transfer Agent and Registrar to furnish to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Certificateholders. If Holders of Investor Certificates of any Series or Holders representing Undivided Interests in the Trust aggregating not less than 5% of the Invested Amount of the Investor Certificates of any Series (the "Applicants") apply in writing to the Trustee, and such application states that
 ----------
the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified to its reasonable satisfaction by such Applicants for its costs and expenses, shall afford or shall instruct the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 30 days prior to the date of receipt of such Applicants' request. Every Certificateholder agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

     Section 6.08  Authenticating Agent.
                   --------------------

     (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

     (b) Any institution succeeding to all or substantially all of the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

     (d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this Section 6.08.
           ------------

     (e)  The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable
                            --------------  -----     -----
to any authenticating agent.

     (f)  Pursuant to an appointment made under this Section 6.08, the
                                                     ------------
Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Certificates referred to in the Pooling and Servicing Agreement.

                           --------------------------
                           as Authenticating Agent
                           for the Trustee,

                           by

                           --------------------------
                           Authorized Signatory


     Section 6.09 New Issuances. (a) The Transferor may from time to time direct
                  -------------
the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates pursuant to one or more Supplements. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

     (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to issue the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

          (i) on or before the fifth Business Day immediately preceding the Series Issuance Date, the Transferor shall have given the Trustee, the Servicer, each Rating Agency and each Enhancement Provider written notice of such issuance and the Series Issuance Date (the "Issuance Notice");
                                                         ---------------

          (ii) the Transferor shall have delivered to the Trustee the related Supplement, in form reasonably satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii) the Transferor shall have delivered to the Trustee the form of any Enhancement relating to such Series, if any, and any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

          (iv) if any of the Certificates are then rated, the Rating Agency Condition shall have been satisfied with respect to such issuance;

          (v) such issuance will not result in the occurrence of an Early Amortization Event and the Transferor shall have delivered to the Trustee and any Enhancement Provider a certificate of a Vice President or more senior officer, dated the Series Issuance Date, to the effect that the Transferor reasonably believes that such issuance will not result in the occurrence of an Early Amortization Event and is not reasonably expected to result in the occurrence of an Early Amortization Event at any time in the future;

          (vi) the Transferor shall have delivered to the Trustee a Tax Opinion, an enforceability opinion, a security interest opinion and a true sale/substantive consolidation opinion, each dated the Series Issuance Date, with respect to such issuance; and

          (vii) the Aggregate Eligible Unpaid Balance shall not be less than the Aggregate Target Receivables Amount, in each case as of the Series Issuance Date and after giving effect to such issuance.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and issue to the Transferor the Investor Certificates of such Series for execution and redelivery to the Trustee for authentication. Without limiting the generality of the foregoing, the Trustee will hold any Enhancement provided pursuant to any Supplement only on behalf of each Series (or related Class) to which such Enhancement relates.

     Section 6.10 Book-Entry Certificates. If and to the extent provided in any
                  -----------------------
Supplement, the Investor Certificates of any Series, upon original issuance, will be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Transferor. The Investor Certificates of such Series represented by Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner with respect to such Book-Entry Certificates will receive a Definitive Certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.12. Unless and until certificated, fully
                      ------------
registered Investor Certificates (the "Definitive Certificates") have been
                                       -----------------------
issued to Certificate Owners pursuant to Section 6.12:
                                         ------------

          (i)   the provision of this Section 6.10 shall be in full force and
                                      ------------
     effect;

          (ii) the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates) as the authorized representatives of the Certificate Owners;

          (iii) to the extent that the provisions of this Section 6.10 conflict
                                                          ------------
     with any other provisions of this Agreement, the provisions of this Section
                                                                         -------
     6.10 shall control; and
     ----

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section
                                                                     -------
     6.12, the initial Clearing Agency will make book-entry transfers among the
     ----
     Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

     Section 6.11 Notices to Clearing Agency. Whenever notice or other
                  --------------------------
communication to the Investor Certificateholders of any Series delivered as provided in Section 6.10 is required under this Agreement, unless and until
            ------------
Definitive Certificates shall have been issued to Certificate Owners pursuant to
Section 6.12, the Trustee, the Servicer and the Paying Agent shall give all such
------------
notices and communications specified herein to be given to applicable Holders of the Investor Certificates of such Series to the Clearing Agency.

     Section 6.12 Definitive Certificates. If (i)(A) the Transferor advises the
                  -----------------------
Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that, with respect to any Series, it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners representing beneficial interests aggregating more than 50% of the Invested Amount of each affected Series then issued and outstanding represented by Book-Entry Certificates advise (x) the Trustee and
(y) the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of such Series, then the Trustee shall notify the Clearing Agency, and shall request the Clearing Agency to notify all Certificate Owners, of the availability through the Trustee of Definitive Certificates of such Series to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of Investor Certificates of such Series represented by Book-Entry Certificates by the Clearing Agency accompanied by registration instructions from such Clearing Agency for registration, the Trustee shall authenticate and deliver Definitive Certificates of such Series in respect of such Book-Entry Certificates. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of any Series, all references herein to obligations with respect to such Series imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 6.13 Letter of Representations. Notwithstanding anything to the
                  -------------------------
contrary in this Agreement or any Supplement, the parties hereto shall comply with the terms of each Letter of Representations.


                                  ARTICLE VII

                            OTHER MATTERS RELATING
                               TO THE TRANSFEROR

     Section 7.01 Liability of the Transferor. The Transferor shall be liable
                  ---------------------------
for each obligation, covenant, representation and warranty of the Transferor arising under or related to this Agreement or any Supplement and shall be liable only to such extent.

     Section 7.02 Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, the Transferor.
------------------

      (a) The Transferor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

          (i) the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor hereunder;

          (ii) the Transferor shall have delivered to the Trustee and each Enhancement Provider an Officer's Certificate of the Transferor and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Section 7.02 and that all
                                               ------------
     conditions precedent herein provided for relating to such transaction have been complied with;

          (iii) if any of the Certificates are then rated, the Rating Agency Condition shall have been satisfied with respect to such action; and

          (iv)  each Control Party shall have consented to such action.

     (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except in each case in accordance with the provisions of Section 7.02(a).
                                                         ---------------

     Section 7.03 Limitation on Liability of the Transferor. The Transferor and
                  -----------------------------------------
any director or officer or employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by
                                  ----- -----
any Person respecting any matters arising hereunder. Each of the Trustee and the Servicer agrees that the obligations of the Transferor to the Trustee, the Servicer, the Certificateholders and the Trust hereunder, including the obligation of the Transferor in respect of indemnities pursuant hereto, shall be payable solely from the Trust Assets in accordance with the provisions of this Agreement and any Supplement and that the Trustee, the Servicer, the Certificateholders and the Trust shall not look to any other property or assets of the Transferor in respect of such obligations and that such obligations shall not constitute a claim against the Transferor in the event that the Transferor's assets are insufficient to pay in full such obligations.

                                 ARTICLE VIII

                            OTHER MATTERS RELATING
                                TO THE SERVICER

     Section 8.01 Liability of the Servicer. The Servicer shall be liable under
                  -------------------------
this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

     Section 8.02 Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, the Servicer.
----------------

     (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation shall qualify as an Eligible Servicer and shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder; and

          (ii) the Servicer has delivered to the Trustee an Officer's Certificate of the Servicer stating that such consolidation, merger, conveyance or transfer complies with this Section 8.02 and that all
                                               ------------
     conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel with respect to the enforceability of the assumption agreement referred to above. The Servicer shall promptly notify each Rating Agency following the occurrence of any transaction covered by this Section 8.02.
                                 ------------

     (b)  Change in Control Notice. The Servicer shall provide the Trustee and
          ------------------------
the Agent pursuant to any Series Supplement with 30 days written notice prior to Safeguard Scientifics, Inc. ceasing to own voting securities of Servicer entitled to cast at least 25% of the total votes entitled to be cast by the Servicer's equity holders.

     Section 8.03 Limitation on Liability of the Servicer and Others. The
                  --------------------------------------------------
Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and
                                               ----- -----
submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement. The Servicer may undertake any legal action which it may deem necessary or desirable for the benefit of Certificateholders with respect to this Agreement and any Supplement and the rights and duties of the parties hereto and thereto and the interest of the Certificateholders hereunder and thereunder.

     Section 8.04 Servicer Indemnification of the Trust and the Trustee. The
                  -----------------------------------------------------
Servicer shall indemnify and hold harmless the Trustee (and its respective directors, officers, employees and agents) and the Trust, for the benefit of the Certificateholders and the Enhancement Providers, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions of the Servicer pursuant to this Agreement or any Supplement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual action, proceeding or claim; provided, however, that the Servicer shall not indemnify
                     --------  -------
the Trustee or the Trust if such acts or omissions were attributable to fraud, gross negligence, breach of fiduciary duty or willful misconduct by the Trustee; and provided, further, that the Servicer shall not indemnify the Trust or the
    --------  -------
Investor Certificateholders (x) for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of any Investor Certificateholder or (y) with respect to any federal, state or local income or franchise taxes or any other taxes imposed on or measured by income (or any interest or penalties or additions with respect thereto) required to be paid by the Trust or the Investor Certificateholders in connection herewith to any taxing authority, or (z) with respect to any liabilities, losses, costs or expenses incurred by any Certificateholder in the Investor Certificates of any Series as a result of defaults or other losses with respect to the Receivables as a result of the creditworthiness of the Obligors. Subject to Sections 8.01
                                                                -------------
and 10.02(b), any indemnification pursuant to this Section shall be had only
    --------
from the assets of the Servicer. The provisions of such indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of the Trust.

     Section 8.05 The Servicer Not to Resign. The Servicer shall not resign from
                  --------------------------
the obligations and duties hereby imposed on it except upon determination that
(i) the performance of its duties hereunder is no longer permissible under applicable law, regulation or order and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law, regulation or order. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i)
                                                                    ----------
above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02 hereof; provided, that if within one hundred
                -------------         --------
twenty (120) days of the date that the Servicer notifies the Trustee of its resignation in accordance with this Section 8.05 the Trustee does not receive
                                    ------------
any bids from Eligible Servicers in accordance with Section 10.02(c) to act as
                                                    ----------------
Successor Servicer, then the Trustee shall automatically be appointed Successor Servicer in accordance with Section 10.02.
                            -------------

     Section 8.06 Access to Certain Documentation and Information Regarding the
                  -------------------------------------------------------------
Receivables. The Servicer shall provide to the Trustee and its representatives
-----------
access to the
documents, books, computer records and other information regarding the Receivables and the other Trust Assets, such access being afforded without charge but only (i) upon reasonable request (it being understood that if a Servicer Default has occurred and is continuing, no advance notice shall be required), (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at the offices of the Servicer in Dallas, Texas. Nothing in this Section 8.06 shall derogate from the
                                           ------------
obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06
                                                                  ------------
as a result of such obligation shall not constitute a breach of this Section
                                                                     -------
8.06.
----

     Section 8.07 Delegation of Duties. In the ordinary course of business, the
                  --------------------
Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement or any Supplement. Any delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties and shall not constitute a resignation within the meaning of Section 8.05 hereof.
                                               ------------

     Section 8.08 Examination of Records. The Transferor and the Servicer shall,
                  ----------------------
prior to the sale or transfer to a third party of any receivable, contract or invoice held in its custody, examine its computer and other records to determine that such receivable, contract or invoice is not part of the Trust Assets.

     Section 8.09 Successor Servicer Indemnification of Transferor. In the event
                  ------------------------------------------------
of a Service Transfer, the Successor Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor arising from the fraud, negligence, breach of fiduciary duty or willful misconduct of such Successor Servicer.


                                  ARTICLE IX

                           EARLY AMORTIZATION EVENTS

     Section 9.01 Early Amortization Events with Respect to Any Series. If any
                  ----------------------------------------------------
one of the following events shall occur at such time as there shall be at least one outstanding Investor Certificate:

          (i) failure on the part of the Seller, the Transferor, the Trust or the Servicer to make any payment or deposit required by the terms of this Agreement, any Supplement or the Receivables Contribution and Sale Agreement on or before two Business Days after the date such payment or deposit is required to be made herein or therein (after giving effect to any other grace periods specified herein or therein);

          (ii) failure on the part of the Transferor or the Seller, respectively, duly to observe or perform in any material respect any other covenants or agreements of the

     Transferor or the Seller, as the case may be, set forth in this Agreement, any Supplement, the Receivables Contribution and Sale Agreement or any other Transaction Document, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor, the Seller (if applicable) and the Trustee by any Control Party; provided, however,
                                                           --------  -------
     that an Early Amortization Event pursuant to this Section 9.01(ii) shall
                                                       ----------------
     not be deemed to have occurred hereunder with respect to any Series if the Transferor has accepted the transfer of the related Receivable, or all of such Receivables, if applicable, in accordance with Section 2.04(c) during
                                                         ---------------
     such 30-day period (or such longer period as each Control Party may specify, not to exceed an additional 30 days) in accordance with the provisions hereof;

          (iii) any representation or warranty made by the Transferor in this Agreement or any Supplement (or the Seller in the Receivables Contribution and Sale Agreement) or any information required to be delivered by the Transferor (or the Seller, if applicable) to the Trustee shall prove to have been incorrect in any material respect when made, and which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor (or the Seller, if applicable) and the Trustee by any Control Party; provided, however, that
                                                       --------  -------
     an Early Amortization Event pursuant to this Section 9.01(iii) shall be
                                                  -----------------
     deemed not to have occurred hereunder if the Transferor has accepted the transfer of the related Receivable, or all of such Receivables, if applicable, in accordance with Section 2.04(c) during such 30-day period
                                    ---------------
     (or such longer period as each Control Party may specify, not to exceed an additional 30 days) in accordance with the provisions hereof;

          (iv) (a) the Seller or the Transferor voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting the same is not dismissed within 60 days of its filing; or (b) the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, or (c) the Seller shall become unable for any reason to sell Receivables to the Transferor in accordance with the provisions of the Receivables Contribution and Sale Agreement, or (d) the Seller shall elect to no longer sell Receivables to the Transferor pursuant to the Receivables Contribution and Sale Agreement by delivery to the Trustee of a notice to that effect, such notice to take effect on the Business Day after the day of receipt by the Trustee;

          (v) the Trust or the Transferor shall be required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (vi) this Agreement, any Supplement or the Receivables Contribution and Sale Agreement shall cease to be in full force and effect except in accordance with the terms thereof;

          (vii) the security interest of the Trustee in the Trust Assets shall cease to be effective or shall cease to be a first priority perfected security interest; or

          (viii) the occurrence of a Servicer Default;

then,

     (a)  in the case of any event described in any of subparagraphs (i), (ii),
                                                       -----------------  ----
(iii) or (viii), after the expiration of any applicable grace period set forth
-----    ------
in such subparagraphs, any Control Party by notice then given in writing to the Transferor, the Trustee and the Servicer may declare that an Early Amortization Event has occurred with respect to the particular Series for which such Person is the Control Party as of the date of such notice, and

     (b)  in the case of any event described in any of subparagraphs (iv), (v),
                                                       ------------------  ---
(vi) or (vii) an Early Amortization Event with respect to all Series shall occur
----    -----
without any notice or other action on the part of any Control Party immediately upon the occurrence of such event.

     Section 9.02  Additional Rights Upon the Occurrence of Certain Events.
                   -------------------------------------------------------

     (a) If the Seller or the Transferor voluntarily or involuntarily (i) seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, or (ii) goes into liquidation or any other Person shall be appointed as a bankruptcy trustee or receiver or conservator of the Seller or the Transferor, on the day of any event described in clause (i) or clause (ii) of this Section 9.02(a) (the
                   ----------    -----------         ---------------
"Appointment Date") (x) if such event relates to the Seller, the Seller will
 ----------------
immediately cease to sell or contribute Receivables to the Transferor or the Trust under the Receivables Contribution and Sale Agreement, and promptly give notice to the Trustee of such appointment; (y) if such event relates to the Seller or the Transferor, the Transferor shall immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such event; and (z) notwithstanding any other provision of this Agreement, if such event relates to the Transferor, this Agreement and the Trust shall terminate and the Receivables shall be liquidated as provided herein unless the requisite Investor Certificateholders (and, if applicable, each Enhancement Provider) shall give the Trustee the instructions described below.

     Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such event and Collections in respect of such Receivables whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. Within 15 days of the day on which a Responsible Officer of the Trustee first receives written notice of the occurrence of the Appointment Date with respect to the Transferor, the Trustee shall send written notice to the Investor Certificateholders of all Series and to each Enhancement Provider describing the provisions of this Section 9.02. Unless within 75 days from the
                                  ------------
day written notice pursuant to the preceding sentence is sent by the Trustee the Trustee shall have received (i) written instructions of Investor Certificateholders representing Undivided Interests aggregating more than 50% of the Invested Amount of each Series (or if any Series has more than one Class, of each Class of such Series) and, if any Control Party is an Enhancement Provider, written instructions from such Enhancement Provider, in each case to the effect that the Person(s) giving such notice disapprove of the sale, disposition or liquidation of the Receivables, or (ii) an Opinion of Counsel addressed to the Trustee to the effect that any such sale, disposition or liquidation is prohibited by law, the Trustee shall proceed after such 75 days to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and, to the best of its ability, on commercially reasonable terms, which shall include the solicitation of competitive bids. In the event that the Trustee shall have been instructed pursuant to the preceding sentence not to sell, dispose or liquidate any portion of the Receivables allocable to such Series, then the Trust shall continue to receive Receivables in respect of such Series pursuant to the terms of this Agreement and the related Supplements. The Trustee may obtain, and shall be fully protected in relying on, a prior determination from such bankruptcy trustee or receiver or conservator that the terms and manner of any proposed sale, disposition or liquidation hereunder are commercially reasonable. The provisions of Sections 9.01 and 9.02 shall not be
                                           -------------     ----
deemed to be mutually exclusive.

     (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above, net of all reasonable expenses
                        --------------
incurred by the Trustee in connection with such sale, disposition or liquidation, which shall be paid to the Trustee from such proceeds, shall be treated as Collections of the Receivables and shall be allocated in accordance with the provisions of Section 4.03 and the applicable Supplements.
                       ------------

     Notwithstanding anything in this Agreement to the contrary, this Section
                                                                      -------
9.02 shall not limit the obligations of any Enhancement Provider to make
----
payments in respect of the applicable Series in a timely manner and, to the extent required, in accordance with the applicable Enhancement Agreement.


                                   ARTICLE X

                               SERVICER DEFAULTS

     Section 10.01 Servicer Defaults. If any one of the following events (a
                   -----------------
"Servicer Default") shall occur and be continuing:
 ----------------

     (a) failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit on or before the date occurring five days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

     (b) failure on the part of the Servicer duly to observe or perform any covenants or agreements of the Servicer set forth in this Agreement or any Supplement which failure continues unremedied for a period of 30 days after (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any Control Party or (y) the date on which the Servicer has actual knowledge of such failure;

     (c) any representation, warranty or certification made by the Servicer in this Agreement, any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made in any material respect which inaccuracy continues unremedied for a period of 30 days after (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any Control Party or
(y) the date on which the Servicer has actual knowledge of such failure; or

     (d) the Servicer shall voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law or becomes a party to (or be made the subject of) any proceeding provided for under any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing; or the Servicer shall assign its duties under this Agreement, except as permitted by this Agreement;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, the Requisite Holders by notice then given in writing to the Servicer and the Transferor (with a copy thereof to each Rating Agency) and to the Trustee (a "Termination Notice"), may terminate all of the
                               ------------------
rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof.

     After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed pursuant to Section 10.02:
                                                           -------------

     (x) all authority and power of the Servicer under this Agreement and each Supplement shall pass to and be vested in a Successor Servicer (a "Service
                                                                   -------
Transfer"); and, without limiting the generality of the foregoing, the Trustee
--------
is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer; and

     (y) the Servicer agrees to cooperate with the Trustee, the Transferor and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables and the Related Property provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer in the Collection Account, or which shall thereafter be received with respect to the Receivables and the Related Property, and in assisting the Successor Servicer; and without limiting the generality of the foregoing, the Servicer shall assist and cooperate with the Successor Servicer in transferring all material and data (other than software) used by the Servicer and necessary to service the Receivables effectively in accordance with the terms of this Agreement.

     The Servicer, at its expense, will license to the Trustee all computer software used by the Servicer and necessary to service the Receivables effectively in accordance with the terms of this Agreement, to the extent permitted by the underlying agreements if such software is licensed from an unrelated third party, provided that such license shall not take effect unless a
                       --------
Servicer Default has occurred and is continuing. The Servicer shall use its best efforts, so long as a Servicer Default shall have occurred and be continuing, to obtain sublicenses of all third-party computer software used by the Servicer and necessary to service the Receivables effectively in accordance with the terms of this Agreement.

     To the extent that compliance with this Section 10.01 shall require the
                                             -------------
Servicer to disclose to the Successor Servicer or the Trustee information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer and the Trustee shall enter into such customary licensing and confidentiality agreements as the Servicer shall reasonably deem necessary to protect its interest.

     The Servicer shall immediately notify the Trustee in writing of any Servicer Default. In connection with any Service Transfer, all Transition Costs and reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.01 and Section 10.02 shall be paid by the
                          -------------     -------------
Servicer upon presentation of reasonable documentation of such costs and expenses. To the extent not promptly paid by the Servicer, such Transition Costs shall be paid in accordance with Section 4.03(a)(ii).
                                 -------------------

     Section 10.02  Trustee to Act; Appointment of Successor Servicer.
                    -------------------------------------------------

     (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing
            -------------
functions under this Agreement and any Supplement until the date specified in the Termination Notice or as otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or as otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. After the giving of a Termination Notice, the Trustee shall as promptly as possible appoint an Eligible Servicer satisfactory to each Control Party as a successor servicer (the "Successor Servicer"), provided that (i) if any of the
                         ------------------    --------
Certificates are then rated, the Rating

Agency Condition shall have occurred with respect to such appointment and (ii) such Successor Servicer shall have accepted its appointment by a written assumption and agreement to perform all of the duties, obligations and liabilities of the Servicer hereunder in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, or upon the occurrence of the events specified in Section 8.05, the Trustee without
                                          ------------
further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate. The Trustee may employ subservicers with respect to its servicing obligations provided that the Trustee shall remain responsible for its obligations as Successor Servicer. Notwithstanding the foregoing, the Trustee shall, if it is legally unable to act as Successor Servicer or desires that a Person other than itself be appointed as Successor Servicer pursuant to this Section 10.02(a),
                                                           ----------------
petition a court of competent jurisdiction to appoint as Successor Servicer an Eligible Servicer. The Trustee shall promptly give notice to each Rating Agency and each Enhancement Provider of the appointment of a Successor Servicer upon such appointment.

     (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement and any Supplement to the Servicer shall be deemed to refer to the Successor Servicer except for the references in Sections 3.03 (to the extent provided therein), 8.04 and 11.05 which shall
-------------                                   ----     -----
continue to refer to CompuCom.

     (c) Prior to any Service Transfer, the Trustee will seek to obtain bids from Eligible Servicers and shall be permitted to appoint any Eligible Servicer satisfactory to each Control Party submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee permitted for a Successor Servicer pursuant to Section 3.02. In the event that the Trustee fails
                               ------------
to obtain a satisfactory bid from an Eligible Servicer, then the Transferor shall have the option, in accordance with and upon satisfaction of the terms of
Section 12.02(a), to purchase each Series of Investor Certificates.
----------------

     (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in the Transferor
            -------------
and, without limiting the generality of the foregoing, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables and the Related Property, including all authority over Collections then held by the Successor Servicer or which shall thereafter be received by the Successor Servicer. The Successor Servicer shall promptly transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall promptly transfer all other records, correspondence and documents to the

Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the
                                                 -------------
Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

     Section 10.03 Notification to Certificateholders. Upon the occurrence of
                   ----------------------------------
any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and each Enhancement Provider and, upon receipt of such written notice, the Trustee shall give notice to each Rating Agency and the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the
        ---------
Investor Certificateholders at their respective addresses appearing in the Certificate Register.

     Section 10.04 Waiver of Past Defaults. A Control Party may waive any
                   -----------------------
default by the Servicer or the Transferor in the performance of their obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates, with respect to the Series for which such Person is the Control Party. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Servicer shall promptly notify each Rating Agency of any such waiver promptly after the granting of such waiver.


                                  ARTICLE XI

                                  THE TRUSTEE

     Section 11.01 Duties of Trustee. (a) The Trustee, prior to the occurrence
                   -----------------
of a Servicer Default of which a Responsible Officer of the Trustee has knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If to the knowledge of a Responsible Officer of the Trustee a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, as the case may be, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to each Control Party of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle any Control Party to take any action pursuant to this Agreement or any Supplement.

     (c)  Subject to Section 11.01(a), no provision of this Agreement or any
                     ----------------
Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
            --------  -------

          (i) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with, unless otherwise specified herein, the direction of the Transferor, the Servicer, any Enhancement Provider or any Control Party relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any Supplement;

          (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clause (a), (b) or (c) of Section 10.01, or of the occurrence of any
        ----------  ---    ---    -------------
     Early Amortization Event, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, any Enhancement Provider or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Series adversely affected thereby; and

          (iv) Prior to the occurrence of a Servicer Default of which a Responsible Officer has knowledge, and after the curing or waiver of such Servicer Defaults that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement and any Supplements, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement and any Supplement, no implied covenants or obligations shall be read into this Agreement or any Supplement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and, if specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, conforming to the requirements of this Agreement or such Supplement.

     (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

     (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

     (f) Except as specifically provided in this Agreement or any Supplement, the Trustee shall have no power to vary the corpus of the Trust.

     (g) If, to the knowledge of a Responsible Officer of the Trustee, the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible after such Responsible Officer obtains knowledge thereof and receives appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

     (h) Except as specifically otherwise provided in this Agreement, any action, suit or proceeding brought in respect of one or more particular Series shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series not the subject of such action, suit or proceeding.

     Section 11.02 Certain Matters Affecting the Trustee. Except as otherwise
                   -------------------------------------
provided in Section 11.01:
            -------------

          (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties.

          (b) The Trustee may consult with counsel and other experts deemed appropriate by the Trustee and any advice from such counsel or Opinion of Counsel or written advice from such other experts shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

          (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto or any Supplement, at the request, order or direction of any Person or Persons, pursuant to the provisions of this Agreement or any Supplement, unless such Person or Persons shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default (which has not been cured) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs.

          (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement.

          (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by a Control Party or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; provided, however, that if the payment within a reasonable time to
           --------  -------
     the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand.

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder.

          (g)  Except as may be required by Section 11.01(a) hereof, the Trustee
                                            ----------------
     shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor or the Servicer with their representations and warranties or for any other purpose.

          (h) The right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

          (i) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement.

     Section 11.03 Trustee Not Liable for Recitals in Certificates. The Trustee
                   -----------------------------------------------
assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no
                                      -------------
representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in the Collection Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Transferor or the Servicer pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

     Section 11.04 Trustee May Own Certificates, Etc. Each of the Trustee, the
                   ---------------------------------
Transferor, the Servicer, and each of such Person's respective Affiliates in its individual or any other capacity may become the owner or pledgee of Investor Certificates; provided, that any Investor Certificates so held shall not be
              --------
entitled to participate in any decisions made or instructions given to the Trustee by the Certificateholders as a group. The Trustee (and its Affiliates) may enter into banking and trustee relationships with the Transferor and the Servicer, and may deal with the Transferor and the Servicer (and their respective Affiliates) in banking and trustee transactions, with the same rights as it would have if it were not the Trustee.

     Section 11.05 The Servicer to Pay Trustee's (and Paying Agent's) Fees and
                   -----------------------------------------------------------
Expenses. The Servicer covenants and agrees to pay to the Trustee (and the
--------
Paying Agent if applicable)
from time to time, and the Trustee (and the Paying Agent if applicable) shall be entitled to receive, reasonable compensation as set forth in a fee letter between the Servicer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder or under any Supplement of the Trustee (or the Paying Agent if applicable), and, subject to Section 8.04, the Servicer will pay or reimburse the Trustee (and the
           ------------
Paying Agent if applicable) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (or the Paying Agent if applicable) in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel) except as set forth in a fee letter between the Servicer and the Trustee any such expense, disbursement or advance as may arise from its fraud, gross negligence, breach of fiduciary duty or willful misconduct and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall
                     -------------                         -------------
not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee. The provisions of this paragraph and Sections 8.04 and 8.09 shall
                                                    -------------     ----
survive the termination of the Trust and the resignation or removal of the Trustee.

     Section 11.06 Eligibility Requirements for Trustee. The Trustee hereunder
                   ------------------------------------
shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof, including the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $250,000,000 and be rated at least P1 by Moody's or at least A-1 by Standard & Poor's or be approved by the Rating Agency and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such
                        -------------
corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the
-------------
effect specified in Section 11.07.
                    -------------

     Section 11.07  Resignation or Removal of Trustee.
                    ---------------------------------

     (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Servicer (with the consent of each Control Party, which consent shall not be unreasonably withheld) shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning

Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after
                       -------------
written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee with the consent of each Control Party, which consent shall not be unreasonably withheld, appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 11.07 shall not become
                                                  -------------
effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof.
   -------------

     Section 11.08  Successor Trustee.
                    -----------------

     (a)  Any successor trustee appointed as provided in Section 11.07 hereof
                                                         -------------
shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. The Servicer shall immediately give notice to the Rating Agency upon the appointment of a successor trustee.

     (b)  No successor trustee shall accept appointment as provided in this
Section 11.08 unless at the time of such acceptance such successor trustee shall
-------------
be eligible under the provisions of Section 11.06 hereof.
                                    -------------

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08 hereof, such successor trustee shall mail notice of such
     -------------
succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

     Section 11.09 Merger or Consolidation of Trustee. Any Person into which the
                   ----------------------------------
Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof,
                                                      -------------
without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 11.10 Appointment of Co-Trustee or Separate Trustee.
                   ---------------------------------------------

     (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations,
                                -------------
rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to
                                         -------------
Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof. Any such appointment of a co-
                        -------------
trustee shall not relieve the Trustee of its duties under this Agreement.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate
                                                   ----------
trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 11.11 Tax Returns. No federal income tax return shall be filed on
                   -----------
behalf of the Trust unless either (i) the Trustee or the Servicer shall receive an Opinion of Counsel based on a change in applicable law occurring after the date hereof that the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. Subject to the responsibilities of the Trustee set forth in Section 5.02(b), the Servicer in accordance with
                         ---------------
Section 5.02(b) shall also prepare or shall cause to be prepared all tax
---------------
information required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee, the Servicer or the Transferor be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising out of the application of any tax law, including federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith).

     Section 11.12 Trustee May Enforce Claims Without Possession of
                   ------------------------------------------------
Certificates. All rights of action and claims under this Agreement or any
------------
Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     Section 11.13 Suits for Enforcement. If a Servicer Default of which a
                   ---------------------
Responsible Officer has knowledge shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Article X, proceed to protect
                                                 ---------
and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     Section 11.14 Rights of Certificateholders to Direct Trustee. The Holders
                   ----------------------------------------------
of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series with respect to matters affecting the related Series, or the Holders of Certificates aggregating together more than 50% of the Undivided Interests of each Series affected by such matter with respect to matters affecting more than one Series (unless with respect to any Series another Person is designated as the Control Party with respect to that Series in the applicable Supplement, in which case such Control Party shall have the right to direct with respect to such Series) shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee; provided that to the extent that the Trustee fails
                            --------
to make a demand for payment pursuant to or under any Enhancement Agreement then any Holder of an Investor Certificate shall have the right to direct the Trustee to make such demand for payment; provided, however, that, subject to Section
                                 --------  -------                   -------
11.01, the Trustee shall have the right to decline to follow any such direction
-----
if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability; and provided, further, that nothing in this Agreement or any Supplement shall
    --------  -------
impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

     Section 11.15 Representations and Warranties of Trustee. The Trustee
                   -----------------------------------------
represents and warrants, as of the Initial Closing Date and, with respect to any Series, as of the related Closing Date, that:

          (i) The Trustee is a national banking association organized, existing and in good standing under the laws of the United States of America;

          (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (iii) This Agreement has been duly executed and delivered by the Trustee;

          (iv) The Trustee is not required to obtain, other than those that have already been obtained, any authorization, consent, approval, exemption or license from, or to file any registration with, any Governmental Authority, as a condition to the validity of, or for the execution and delivery of, this Agreement, or to the performance by the Trustee of its obligations under this Agreement; and

          (v) This Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally).

     Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at
                   -------------------------------
its expense in Minneapolis, Minnesota, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 11.17 Statements, Certificates and Reports. A copy of this
                   ------------------------------------
Agreement, any Supplement, and each statement, certificate and report furnished to the Trustee pursuant to this Agreement shall be provided without charge to any Certificateholder requesting the same in a writing to the Trustee addressed to the Corporate Trust Office.

                                  ARTICLE XII

                                  TERMINATION

     Section 12.01 Termination of Trust. (a) The respective obligations and
                   --------------------
responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 8.04, 11.05 and 12.03(b), upon the earlier of (i) the
             -------------  -----     --------
Business Day after the day on which the Aggregate Invested Amount is zero and all amounts owing to each Enhancement Provider for all outstanding Series under the related Supplements and Enhancement Agreements have been paid, all other amounts owing under this Agreement, any Supplement, any Enhancement Agreement or any other Transaction Document have been paid and all commitments of any Investor Certificateholder shall have been terminated (unless the parties hereto shall have agreed that the Final Trust Termination Date pursuant to this clause (i) shall be deemed not to have occurred until a later
                 ------
date); (ii) the expiration of 21 years from the death of the last survivor of the descendants of Bruce Springsteen living on the date of this Agreement; and
(iii) the time provided in Section 9.02 (the "Final Trust Termination Date").
                           ------------       ----------------------------

     (b) If on the Determination Date in the month immediately preceding the month in which the Final Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Investor Certificates to be made on the related Payment Date pursuant to Section 4.06) the Invested Amount of any Series
                                 ------------
would be greater than zero, the Servicer on behalf of the Trust shall sell in a commercially reasonable manner within 30 days of such Determination Date all of the Receivables and the Related Property. The proceeds of such sale, net of all reasonable expenses of the Trustee incurred in connection with such sale, which shall be paid to the Trustee from such proceeds, shall be treated as Collections of the Receivables and shall be allocated in accordance with Section 4.03.
                                                             ------------
During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of
Section 4.03.
------------

     Section 12.02  Optional Purchase and Series Termination Date of Investor
                    ---------------------------------------------------------
Certificates of any Series.
--------------------------

     (a) If and as provided in any Supplement, the Transferor may, but shall not be obligated to, retire any Series of Investor Certificates in accordance with the terms of such Supplement, unless such purchase would result in an Early Amortization Event with respect to any other Series.

     (b) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement (e.g., providing for Enhancement to cover payment of such principal and interest), in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date, the Servicer will use its best efforts to sell or cause to be sold in a commercially reasonable manner, and pay the proceeds (net of all reasonable expenses of the Trustee incurred in connection with such sale, which shall be paid to the Trustee from such proceeds), to the extent necessary, to all Certificateholders of such Series pro rata, in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables and Related Property up to the Target Receivables Amount of such Series calculated as of the related Series Termination Date, at the close of business on such date; but in no event shall the amount of Receivables and Related Property sold cause the Aggregate Eligible Unpaid Balance to be less than the Aggregate Target Receivables Amount. Any proceeds of such sale in excess of such principal and interest paid and such expenses of the Trustee shall be paid first in respect of any amounts owing to any Enhancement
                      -----
Provider for such Series and second to the Transferor. Upon payment of the
                             ------
proceeds of such sale as provided in this Section 12.02(b), all principal of and
                                          ----------------
accrued interest on such Series shall be deemed for all purposes to have been paid in full. Upon such Series Termination Date, or (if applicable) on the first Payment Date following the sale of Receivables and Related Property called for above in this Section 12.02(b), with respect to the applicable Series of
              ----------------
Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section
                                                                    -------
12.03.
-----

     Section 12.03  Final Payment.
                    -------------

     (a) Written notice of any termination, specifying the Payment Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least ten days' prior notice from the Servicer to the Trustee) by the Trustee to the Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Payment Date (which shall be the Payment Date in the month in which the deposit is made pursuant to Section
                                                                       -------
2.04(d) or 12.02(a)) upon which final payment of or such Investor Certificates
-------    ---------
will be made upon presentation and surrender of such Certificates at the office or offices therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 5.02(a), as applicable, covering the period during the then current
   ---------------
calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Certificateholders.

     (b)  Notwithstanding the termination of the Trust pursuant to Section
                                                                   -------
12.01(a) or the occurrence of the Series Termination Date with respect to any
--------
Series in connection with Section 12.02, all funds then on deposit in the
                          -------------
Collection Account and related Series Accounts shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders of all, or the applicable, Series, shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders, upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all, or the applicable Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

     (c)  The payments specified in this Section 12.02 shall be made in respect
                                         -------------
of a Certificate only upon presentation and surrender of such Certificate for payment and cancellation in accordance with the terms of this Agreement. All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation, shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee. Upon the termination of the Trust, the Transferor shall return the Transferor Certificate to the Trustee, and the Trustee shall dispose of such Certificates in a manner satisfactory to the Trustee.

     Section 12.04 Transferor's Termination Rights. Upon the termination of the
                   -------------------------------
Trust pursuant to this Article XII and the surrender of the Transferor
                       -----------
Certificate, the Trustee shall assign, transfer and otherwise convey to the Transferor or its designee (without recourse, representation or warranty) all right, title and interest of the Trust in and to the Receivables and the other Trust Assets, whether then existing or thereafter created, all moneys due or to become due with respect thereto, and all proceeds thereof except for amounts held by the Trustee pursuant to Section 12.03(b), and release and terminate the
                                ----------------
security interest granted pursuant to Section 2.02. The Trustee shall execute
                                      ------------
and deliver such instruments of transfer and assignment, and UCC termination statements, in each case prepared by the Transferor and without recourse, representation or warranty, as shall be reasonably requested by the Transferor to vest in the Transferor or its designee all right, title and interest which the Trust had in the Receivables and other Trust Assets and to evidence the release and termination of such security interest.


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01  Amendment.
                    ---------

     (a) This Agreement (including any Supplement) may be amended from time to time by the Servicer, the Transferor and the Trustee, but without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions with respect to matters or questions raised under this Agreement (including any Supplement) which shall not be inconsistent with the provisions of this Agreement (including any Supplement). In connection with such amendment, an officer of the Servicer shall deliver a certificate that the requirements for such amendment pursuant to this Section are satisfied.

     (b) This Agreement (including any Supplement) may also be amended or the provisions thereof waived from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement (including any Supplement) or of modifying in any manner the rights of the Certificateholders of any Series then issued and outstanding including the addition, modification or elimination of such provisions as may be necessary or advisable in order to enable all or a portion of the Trust to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of (s)(s) 860H through 860L of the Internal Revenue Code; provided, however, that (i) the Servicer shall have provided an Officer's
--------  -------
Certificate to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Certificateholders of any outstanding Series (or 100% of the Class of Certificateholders so affected shall have consented); (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Certificates or any Certificate Owner; (iii) the Rating Agency Condition shall have been satisfied with respect to such amendment; and (iv) the Transferor shall have delivered an Opinion of Counsel to the Trustee to the effect that such amendment shall not materially and adversely affect the interests of the Certificateholders of any Series.

     (c) This Agreement (including any Supplement) may also be amended or the provisions thereof waived from time to time by the Transferor, the Servicer and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the principal amount of all Series adversely affected for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Agreement (including any Supplement) or of modifying in any manner the rights of Certificateholders of any Series then issued and outstanding. No such amendment or waiver, however, may (i) reduce in any manner the amount of or delay the timing of, distributions required to be made on such Series, (ii) change the definition or the manner of calculating interest in respect of any Certificate of such Series, or (iii) reduce the aforesaid percentage of Undivided Interests the Holders of which are required to consent to any such amendment or waiver, in each case without the consent of all Certificateholders of all Series adversely affected. In connection with such amendment, an officer of the Servicer shall deliver a certificate that the requirements for such amendment pursuant to this Section are satisfied.

     (d) Promptly after the execution of any amendment or waiver in respect of this Agreement, the Trustee shall furnish written notification of the substance of such amendment to the Enhancement Provider for each outstanding Series and each Investor Certificateholder (or, with respect to an amendment or waiver of a Supplement, to each Enhancement Provider and to the Holders of the Certificates of the related Series), and the Servicer shall furnish written notification of the substance of such amendment or waiver to each Rating Agency.

     (e) It shall not be necessary for the consent of the Investor Certificateholders under this Section 13.01 to approve the particular form of
                              -------------
any proposed amendment or waiver, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Persons required to consent under Section 13.01 shall be subject to such reasonable requirements
                 -------------
as the Trustee may prescribe.

     (f) The Trustee may, but shall not be obligated to, enter into any such amendment or waiver which affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or otherwise.

     Section 13.02 Protection of Right, Title and Interest of Trust.
                   ------------------------------------------------

     (a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto or thereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust Assets. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section
                                                                    -------
13.02(a). In the event that the Servicer fails to file such financing or
--------
continuation statements, then the Trustee shall have the right, but not the obligation, to file the same on behalf of the Transferor.

     (b) The Servicer will give the Trustee and each Enhancement Provider for each outstanding Series prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal place of business or chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's ownership or security interest in the Receivables and the other Trust Assets. The Servicer will at all times maintain each office from which it services Receivables and the Related Property and its principal executive office within the United States of America.

     (c) If at any time the Servicer is no longer CompuCom, the Transferor shall deliver to the Successor Servicer powers-of-attorney such that such Successor Servicer may perform the obligations set forth in Sections 13.02(a)
                                                            -----------------
and 13.02(b).
    --------
     Section 13.03 Limitation on Rights of Certificateholders.
                   ------------------------------------------

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as specifically provided in this Agreement or any Supplement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement or any Supplement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless, subject to the rights of each Control Party provided in this Agreement, the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series which may be materially adversely affected but for the institution of such suit, action or proceeding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement or any Supplement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement or any Supplement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 13.03, each and every Certificateholder and the Trustee shall be
-------------
entitled to such relief as can be given either at law or in equity.

     Section 13.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 13.05 Notices. All demands, notices, instructions and
                   -------
communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered , if sent by facsimile transmission or five days after mailing by certified or registered mail, return receipt requested,
(a) in the case of the Servicer, to CompuCom Systems, Inc., 7171 Forest Lane, Dallas, Texas 75230, Attention: Treasurer; (b) in the case of the Trustee, to the Corporate Trust Office; (c) in the case of the Transferor, to CSI Funding, Inc., 7171 Forest Lane, Dallas, Texas 75230, Attention: Treasurer; (d) in the case of any Enhancement Provider, at the address set forth in the related Enhancement Agreement; or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 13.06 Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

     Section 13.07 Assignment. Notwithstanding anything to the contrary
                   ----------
contained herein, except as provided in Section 8.02 or 8.05, this Agreement,
                                        ------------    ----
including any Supplement, may not be assigned by the Servicer without the prior consent of each Control Party.

     Section 13.08 Certificates Nonassessable and Fully Paid. It is the
                   -----------------------------------------
intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections
                                                                    --------
2.07 and 6.02 are and shall be deemed fully paid.
----     ----

     Section 13.09 Further Assurances. The Transferor and the Servicer agree to
                   ------------------
do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of the Certificateholders or any party hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 13.11 Counterparts. This Agreement and any Supplement may be
                   ------------
executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 13.12 Third-Party Beneficiaries. This Agreement and any Supplement
                   -------------------------
will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Certificateholders and their respective successors and permitted assigns and to the extent provided herein and in any Supplement, to the Control Party and any Enhancement Provider for any outstanding Series. Except as otherwise provided in this Article XIII, no other
                                                         ------------
Person will have any right or obligation hereunder.

     Section 13.13 Actions by Certificateholders.
                   -----------------------------

     (a) Wherever in this Agreement or any Supplement, a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Transferor and the Servicer, if made in the manner provided in this Section.

     (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     Section 13.14 Merger and Integration. Except as specifically stated
                   ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 13.15 Headings. The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 13.16 Enhancement Providers. Notwithstanding anything to the
                   ---------------------
contrary in this Agreement or any Supplement, an Enhancement Provider shall have rights under this Agreement and any Supplement (including the right to grant or withhold consents) only if such Enhancement Provider is then providing Enhancement for a Series (and no Enhancement Provider Default shall have occurred and be continuing relating to such Enhancement) or any amounts are owing to such Enhancement Provider under the applicable Enhancement Agreement.

     Section 13.17 Schedules and Exhibits. The schedules and exhibits attached
                   ----------------------
hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 13.18 Assignment of Related Property. (a) Notwithstanding the
                   ------------------------------
Transferor's assignment of the Related Property hereunder, the Transferor shall nevertheless be permitted to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required by the specific terms of the Receivables Contribution and Sale Agreement to be given by it to CompuCom. The assignment of the Related Property hereunder shall not relieve the Transferor or CompuCom from the performance of any term, covenant, condition or agreement on the part of the Transferor or CompuCom to be performed or observed under or in connection with the Receivables Contribution and Sale Agreement.

     (b) The Transferor agrees to exercise any and all rights, remedies, powers and privileges lawfully available to the Transferor under or in connection with the Receivables Contribution and Sale Agreement, including the transmission of notices of default on the part of the Transferor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by CompuCom of its obligations under the Receivables Contribution and Sale Agreement. The Transferor will not amend, waive or terminate any of the terms of the Receivables Contribution and Sale Agreement without the prior written consent of each Control Party.

     (c) The Transferor agrees to give the Trustee and each Control Party prompt written notice of any default on the part of CompuCom under the Receivables Contribution and Sale Agreement that comes to the Transferor's attention.

     Section 13.19 No Proceedings. The Trustee, CompuCom, the Servicer and any
                   --------------
Successor Servicer each hereby agrees that it will not institute against the Transferor, or join any other Person in instituting against the Transferor, any proceeding under any Debtor Relief Law so long as any Investor Certificates shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Investor Certificates shall have been outstanding.

     Section 13.20 Texas Limited Liability Company Act. The Trustee agrees that
                   -----------------------------------
it shall not cause or permit the Trust to elect to procure a certificate of authority pursuant to the Texas Limited Liability Company Act.

     Section 13.21 Rating Agencies. At any time that none of the Certificates
                   ---------------
are rated, each provision hereof requiring notice to the Rating Agencies or that the Rating Agency Condition be satisfied shall be of no force or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                            CSI FUNDING, INC.,
                                            as Transferor


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________

                                                 COMPUCOM SYSTEMS, INC.,
                                                 as Servicer


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                                NORWEST BANK MINNESOTA, NATIONAL
                                                ASSOCIATION, as Trustee


                                                By:_____________________________
                                                Name:  Joseph Nardi
                                                Title: Corporate Trust Officer